SL GREEN REALTY CORP.

SECOND QUARTER 2018 SUPPLEMENTAL DATA

June 30, 2018

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

As of June 30, 2018, the Company held interests in 116 Manhattan buildings totaling 49.3 million square feet. This included ownership interests in 28.3 million square feet of Manhattan buildings and debt and preferred equity investments secured by 21.1 million square feet of buildings. In addition, the Company held ownership interests in 21 suburban buildings totaling 2.9 million square feet in Brooklyn, Westchester County, and Connecticut.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

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SL Green maintains a website at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s website.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

SLG Interest
We highlight to investors that 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.
Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter June 30, 2018 that will be released on Form 10-Q to be filed on or before August 9, 2018.

Supplemental Information	2	Second Quarter 2018

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	25

Summary of Ground Lease Arrangements	26

Debt and Preferred Equity Investments	27	-	29

Selected Property Data
Composition of Property Portfolio	30	-	37
Largest Tenants	38
Tenant Diversification	39
Leasing Activity Summary	40	-	43
Annual Lease Expirations	44	-	46

Summary of Real Estate Acquisition/Disposition Activity	47	-	51

Corporate Information	52

Non-GAAP Disclosures and Reconciliations	53

Analyst Coverage	56

Supplemental Information	3	Second Quarter 2018

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing cost.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Debt to Market Capitalization Ratio - Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s consolidated debt divided by the Company's estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that were taken into consideration when underwriting the acquisition of a building.
Fixed charge - Total payments for interest, principal amortization, ground leases and preferred stock dividend.
Fixed charge coverage - Operating Income plus income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), excluding gains (or losses) from sales of properties, debt restructurings and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt Loans - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.
Same-Store Properties (Same-Store) - Same-Store refers to properties owned in the same manner during both the current and prior year, and excludes development properties prior to those properties being stabilized for both the current and prior year. Changes to Same-Store properties in 2018 were as follows:

Added to Same-Store in 2018:	Removed from Same-Store in 2018:
11 Madison Avenue	600 Lexington Avenue (sold)
10 East 53rd Street	609 Fifth Avenue (in redevelopment)
1552-1560 Broadway	635 Madison (sold)
605 West 42nd Street	1745 Broadway (sold)
115 Spring Street	115-117 Stevens Avenue (sold)
400 East 57th Street
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs incurred during the leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	Second Quarter 2018

SECOND QUARTER 2018 HIGHLIGHTS Unaudited

New York, NY, July 18, 2018 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended June 30, 2018 of $103.6 million, or $1.19 per share, as compared to net income attributable to common stockholders of $8.2 million, or $0.08 per share, for the same quarter in 2017. Net income attributable to common stockholders for the three months ended June 30, 2018 includes $57.2 million, or $0.62 per share, of net gains recognized from the sale of real estate as compared to $9.3 million, or $0.09 per share, for the same period in 2017.
The Company also reported net income attributable to common stockholders for the six months ended June 30, 2018 of $205.3 million, or $2.31 per share, as compared to net income attributable to common stockholders of $19.6 million, or $0.19 per share, for the same period in 2017. Net income attributable to common stockholders for the six months ended June 30, 2018 includes $74.3 million, or $0.79 per share, of net gains recognized from the sale of real estate as compared to $11.9 million, or $0.11 per share, for the same period in 2017.
The Company reported FFO for the quarter ended June 30, 2018 of $155.6 million, or $1.69 per share, as compared to FFO for the same period in 2017 of $186.8 million, or $1.78 per share. FFO for the second quarter of 2017 included $9.4 million, or $0.09 per share, of previously unrecognized income on the Company’s preferred equity investment in 885 Third Avenue and $10.3 million, or $0.10 per share, of net fees related to the closing of the One Vanderbilt joint venture.
The Company also reported FFO for the six months ended June 30, 2018 of $313.3 million, or $3.34 per share, as compared to FFO for the same period in 2017 of $352.7 million, or $3.36 per share.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended June 30, 2018, the Company reported consolidated revenues and operating income of $301.1 million and $172.6 million, respectively, compared to $398.2 million and $237.2 million, respectively, for the same period in 2017.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 8.0% for the quarter ended June 30, 2018, or 8.1%, excluding lease termination income. For the quarter, consolidated property same-store cash NOI increased by 4.0% to $128.0 million, or 4.1% to $127.4 million, excluding lease termination income, while unconsolidated joint venture property same-store cash NOI increased by 17.8% to $58.7 million. No lease termination income was recognized in unconsolidated joint venture property same-store cash NOI during the quarter.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 7.8% for the six months ended June 30, 2018, or 6.9%, excluding lease termination income, as compared to the same period in 2017. For the six months ended June 30, 2018, consolidated property same-store cash NOI increased by 4.3% to $255.2 million, or 3.0% to $251.0 million, excluding lease termination income, while unconsolidated joint venture property same-store cash NOI increased by 16.4% to $114.8 million. No lease termination income was recognized in unconsolidated joint venture property same-store cash NOI during the six months ended June 30, 2018.
In the second quarter, the Company signed 58 office leases in its Manhattan portfolio totaling 565,914 square feet. Forty-two leases comprising 322,937 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $66.90 per rentable square foot, representing a 5.2% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the second quarter was 8.4 years and average tenant concessions were 3.2 months of free rent with a tenant improvement allowance of $64.63 per rentable square foot.
During the first six months of 2018, the Company signed 86 office leases in its Manhattan portfolio totaling 941,727 square feet. Sixty-one leases comprising 480,112 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $73.11 per rentable square foot, representing a 7.1% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first six months of 2018 was 8.9 years and average tenant concessions were 4.8 months of free rent with a tenant improvement allowance of $70.19 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 95.9% as of June 30, 2018, inclusive of 557,637 square feet of leases signed but not yet commenced, as compared to 95.5% at March 31, 2018 and 94.7% at June 30, 2017.
In the second quarter, the Company signed 13 office leases in its Suburban portfolio totaling 45,224 square feet. Ten leases comprising 35,832 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $38.13 per rentable square foot, representing a 4.9% decrease over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the second quarter was 6.0 years and average tenant concessions were 5.5 months of free rent with a tenant improvement allowance of $10.95 per rentable square foot.
During the first six months of 2018, the Company signed 32 office leases in its Suburban portfolio totaling 202,709 square feet. Twenty-one leases comprising 61,376 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $36.05 per rentable square foot, representing a 2.6% decrease over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first six months of 2018 was 8.0 years and average tenant concessions were 8.6 months of free rent with a tenant improvement allowance of $24.94 per rentable square foot.
Occupancy in the Company's Suburban same-store portfolio was 87.2% as of June 30, 2018, inclusive of 5,732 square feet of leases signed but not yet commenced, as compared to 87.6% at March 31, 2018 and 86.2% as of June 30, 2017.
Significant leases that were signed in the second quarter included:

•	New lease with McDermott Will & Emery LLP for 105,539 square feet at One Vanderbilt Avenue, for 20.0 years;

•	New lease with Syska Hennessy Group, Inc. for 55,016 square feet at 1185 Avenue of the Americas, for 10.3 years;

•	Renewal with Canon Solutions America, Inc. for 33,766 square feet at 125 Park Avenue, for 10.6 years;

Supplemental Information	5	Second Quarter 2018

SECOND QUARTER 2018 HIGHLIGHTS Unaudited

•	New lease with Puma North America, Inc. for 24,000 square feet at 609 Fifth Avenue, for 16.0 years;

•	New lease with Milburn Ridgefield Corporation for 22,523 square feet at 55 West 46th Street, known as Tower 46, for 10.5 years;

•	New lease with TravelClick, Inc. for 22,518 square feet at 55 West 46th Street, known as Tower 46, for 10.3 years;

•	New lease with United Refining, Inc. for 20,010 square feet at 800 Third Avenue, for 10.3 years;

•	New lease with Coty, Inc. for 10,040 square feet at 719 Seventh Avenue, known as 30 Times Square, for 10.4 years.
Marketing, general and administrative, or MG&A, expense for the three months ended June 30, 2018 was $22.5 million, or 5.1% of total combined revenues and 47 basis points of total assets, including our share of assets from unconsolidated joint ventures.
Investment Activity
During the quarter, the Company announced that its Board of Directors had authorized a $500 million increase to the size of its share repurchase program, bringing the program total to $2.0 billion. To date, the Company has acquired 15.6 million shares of its common stock under the program at an average price of $99.58 per share, allowing the Company to save approximately $50.8 million of common dividends on an annualized basis.
In July, the Company closed on the sale of substantially all of its interest in 724 Fifth Avenue to its joint venture partner. In addition, the Company was redeemed on its investment in 720 Fifth Avenue, and partially repaid on another partnership loan. The transactions generated net proceeds of $85.6 million.
In July, the Company closed on the previously announced sale of Reckson Executive Park, which consists of six Class-A office buildings totaling 540,000 square-feet located at 1-6 International Drive in Rye Brook, New York, for a sale price of $55.0 million. The transaction generated net proceeds of $53.2 million.
In June, the Company closed on the previously announced sale of 635 Madison Avenue for a sale price of $153.0 million. The transaction generated net proceeds of $141.7 million.
In June, the Company closed on the previously announced sale of its 11.7% interest in Jericho Plaza, two office buildings totaling 640,000 square-feet located in Jericho, New York, for a gross asset valuation of $117.4 million. The transaction generated net proceeds of $4.1 million.
In May, the Company took ownership of the leasehold interest at 2 Herald Square following the foreclosure of the asset. The Company also reached an agreement to joint venture the asset with an Israeli-based institutional investor.
In May, the Company, along with our joint venture partner, Ivanhoe Cambridge, closed on the sale of the leasehold office condominium at 1745 Broadway, at a sale price of $633 million, or $939 per square foot. The transaction generated net proceeds of $126.9 million and the Company recognized a gain on sale of $52.0 million.
In May, the Company closed on the previously announced sale of 115-117 Stevens Avenue, which consists of two office buildings totaling 178,000 square-feet located in Valhalla, New York, for a sale price of $12.0 million. The transaction generated net proceeds of $11.0 million.

Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio increased to $2.36 billion at June 30, 2018, including $2.17 billion of investments at a weighted average current yield of 8.8% that are classified in the debt and preferred equity line item on the balance sheet, and investments aggregating $0.19 billion at a weighted average current yield of 10.6% that are included in other balance sheet line items for accounting purposes.
During the second quarter, the Company originated or acquired new debt and preferred equity investments totaling $541.0 million, all of which was retained and $477.9 million of which was funded. New mortgage investments totaled $280.0 million, all of which was retained and $257.7 million of which was funded, at a weighted average current yield of 7.1% and a weighted average levered yield of 9.1%, after taking into consideration $120.6 million drawn on the Company’s mortgage financing facility. New subordinate debt and preferred equity investments totaled $261.0 million, all of which was retained and $220.1 million of which was funded, at a weighted average yield of 9.9%.
Dividends
In the second quarter of 2018, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.8125 per share of common stock, which was paid on July 16, 2018 to shareholders of record on the close of business on June 29, 2018; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period April 15, 2018 through and including July 14, 2018, which was paid on July 16, 2018 to shareholders of record on the close of business on June 29, 2018, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chief Executive Officer, will host a conference call and audio webcast on Thursday, July 19, 2018 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 8887486.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 8887486. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at http://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	6	Second Quarter 2018

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Earnings Per Share
Net income available to common stockholders - diluted	$1.19	$1.12	$0.29	$0.40	$0.08
Funds from operations (FFO) available to common stockholders - diluted	$1.69	$1.66	$1.60	$1.49	$1.78

Common Share Price & Dividends
Closing price at the end of the period	$100.53	$96.83	$100.93	$101.32	$105.80
Closing high price during period	$101.59	$100.95	$105.01	$107.52	$109.73
Closing low price during period	$94.27	$90.61	$94.15	$95.45	$101.03
Common dividend per share	$0.8125	$0.8125	$0.8125	$0.775	$0.775

FFO payout ratio (trailing 12 months)	49.9%	48.6%	48.7%	49.4%	47.4%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	82.6%	81.2%	76.9%	83.0%	77.6%

Common Shares & Units
Common shares outstanding	85,725	89,135	92,803	97,446	98,367
Units outstanding	4,700	4,715	4,453	4,542	4,562
Total common shares and units outstanding	90,425	93,850	97,256	101,988	102,929

Weighted average common shares and units outstanding - basic	91,882	95,203	100,532	102,326	104,462
Weighted average common shares and units outstanding - diluted	92,083	95,256	100,779	102,570	104,732

Market Capitalization
Market value of common equity	$9,090,425	$9,087,496	$9,816,048	$10,333,424	$10,889,888
Liquidation value of preferred equity/units	531,384	531,584	531,734	531,884	531,884
Consolidated debt (1)	5,902,899	5,460,586	5,910,596	6,476,623	6,431,753
Consolidated market capitalization	$15,524,708	$15,079,666	$16,258,378	$17,341,931	$17,853,525
SLG share of unconsolidated JV debt	4,088,628	4,333,451	4,184,387	3,191,302	2,924,816
Market capitalization including SLG share of unconsolidated JVs	$19,613,336	$19,413,117	$20,442,765	$20,533,233	$20,778,341

Consolidated debt to market capitalization	38.0%	36.2%	36.4%	37.3%	36.0%
Debt to market capitalization including SLG share of unconsolidated JVs	50.9%	50.5%	49.4%	47.1%	45.0%

Consolidated debt service coverage (trailing 12 months)	3.09x	3.15x	3.07x	3.04x	3.07x
Consolidated fixed charge coverage (trailing 12 months)	2.59x	2.65x	2.60x	2.56x	2.59x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.43x	2.56x	2.60x	2.61x	2.66x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.12x	2.23x	2.26x	2.25x	2.29x

(1) Includes debt associated with assets held for sale.

Supplemental Information	7	Second Quarter 2018

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Selected Balance Sheet Data
Real estate assets before depreciation (1)	$9,294,349	$8,968,049	$10,665,993	$12,013,814	$12,021,243
Investments in unconsolidated joint ventures	$3,059,985	$3,034,596	$2,362,989	$2,045,796	$2,219,371
Debt and preferred equity investments	$2,168,515	$2,085,871	$2,114,041	$2,020,739	$1,986,413
Cash and cash equivalents	$287,240	$288,808	$127,888	$241,489	$270,965
Investment in marketable securities	$28,570	$28,252	$28,579	$28,802	$29,524

Total assets	$13,713,928	$13,380,870	$13,982,904	$15,109,870	$15,309,707

Fixed rate & hedged debt	$3,765,899	$3,795,560	$4,305,165	$5,154,810	$5,190,393
Variable rate debt (2)	2,137,000	1,665,026	1,605,431	1,321,813	1,241,360
Total consolidated debt	$5,902,899	$5,460,586	$5,910,596	$6,476,623	$6,431,753
Deferred financing costs, net of amortization	(45,488)	(48,152)	(56,690)	(52,667)	(56,820)
Total consolidated debt, net	$5,857,411	$5,412,434	$5,853,906	$6,423,956	$6,374,933

Total liabilities	$6,683,877	$6,065,849	$6,629,761	$7,153,035	$7,172,522

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$6,282,993	$6,314,189	$6,686,521	$6,609,447	$6,532,638
Variable rate debt, including SLG share of unconsolidated JV debt (2)	3,708,534	3,479,848	3,408,462	3,058,478	2,823,931
Total debt, including SLG share of unconsolidated JV debt	$9,991,527	$9,794,037	$10,094,983	$9,667,925	$9,356,569

Selected Operating Data
Property operating revenues	$238,421	$241,768	$306,870	$319,514	$322,027
Property operating expenses	(110,405)	(113,751)	(138,537)	(148,394)	(140,105)
Property NOI	$128,016	$128,017	$168,333	$171,120	$181,922
SLG share of unconsolidated JV Property NOI	88,042	84,801	67,757	57,650	55,002
Property NOI, including SLG share of unconsolidated JV Property NOI	$216,058	$212,818	$236,090	$228,770	$236,924
Investment income	49,273	45,290	45,130	47,820	60,622
Other income	13,422	14,637	9,342	7,266	15,501
Marketing general & administrative expenses	(22,479)	(23,528)	(28,136)	(23,963)	(24,256)
SLG share of investment income and other income from unconsolidated JVs	2,749	4,379	6,683	4,524	5,078
Income taxes	1,092	507	1,432	77	2,201
Transaction costs, including SLG share of unconsolidated JVs	(348)	(162)	2,199	(186)	(102)
EBITDAre	$259,767	$253,941	$272,740	$264,308	$295,968

(1) Includes assets held for sale of $711.9 million at June 30, 2018 for 2 Herald Square and Reckson Executive Park.
(2) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	8	Second Quarter 2018

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Selected Operating Data
Property operating revenues	$220,900	$220,342	$285,131	$294,126	$294,596
Property operating expenses	95,108	97,578	120,741	130,395	120,518
Property NOI	$125,792	$122,764	$164,390	$163,731	$174,078

Other income - consolidated	$912	$3,952	$666	$1,467	$608

SLG share of property NOI from unconsolidated JVs	$87,860	$84,757	$67,374	$57,486	$54,856

Portfolio Statistics
Consolidated office buildings in service	21	20	23	24	24
Unconsolidated office buildings in service	10	11	9	7	7
	31	31	32	31	31

Consolidated office buildings in service - square footage	12,756,091	12,387,091	14,304,606	16,054,606	16,054,606
Unconsolidated office buildings in service - square footage	11,491,164	12,165,164	10,356,864	6,558,139	6,558,139
	24,247,255	24,552,255	24,661,470	22,612,745	22,612,745

Same-Store office occupancy (consolidated + JVs)	93.5%	93.2%	92.8%	92.6%	92.3%
Same-Store office occupancy inclusive of leases signed not yet commenced	95.9%	95.5%	95.6%	95.3%	94.7%

Office Leasing Statistics
New leases commenced	45	27	24	30	34
Renewal leases commenced	9	10	12	17	11
Total office leases commenced	54	37	36	47	45

Commenced office square footage filling vacancy	52,599	103,418	58,594	118,590	118,230
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	352,935	342,212	217,384	181,974	156,558
Total office square footage commenced	405,534	445,630	275,978	300,564	274,788

Average starting cash rent psf - office leases commenced	$68.97	$72.10	$72.83	$71.73	$71.43
Previously escalated cash rent psf - office leases commenced	$62.87	$67.55	$60.72	$70.30	$66.92
Increase in new cash rent over previously escalated cash rent (2)	9.7%	6.7%	19.9%	2.0%	6.7%
Average lease term	7.4	10.2	8.1	6.3	7.1
Tenant concession packages psf	$37.56	$80.72	$37.30	$45.36	$45.12
Free rent months	2.7	8.3	2.2	3.2	4.6

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	9	Second Quarter 2018

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Selected Operating Data
Property operating revenues	$19,679	$20,329	$21,120	$25,102	$26,844
Property operating expenses	11,039	11,173	10,941	13,194	13,890
Property NOI	$8,640	$9,156	$10,179	$11,908	$12,954

Other income - consolidated	$6,271	$104	$3,456	$471	$1,300

SLG share of property NOI from unconsolidated JVs	$177	$47	$384	$145	$192

Portfolio Statistics
Consolidated office buildings in service	19	20	20	22	24
Unconsolidated office buildings in service	—	2	2	2	2
	19	22	22	24	26

Consolidated office buildings in service - square footage	2,835,200	3,013,200	3,013,200	3,608,800	3,933,800
Unconsolidated office buildings in service - square footage	—	640,000	640,000	640,000	640,000
	2,835,200	3,653,200	3,653,200	4,248,800	4,573,800

Same-Store office occupancy (consolidated + JVs)	87.0%	86.9%	88.2%	86.1%	85.6%
Same-Store office occupancy inclusive of leases signed not yet commenced	87.2%	87.6%	88.5%	87.9%	86.2%

Office Leasing Statistics
New leases commenced	12	8	15	8	16
Renewal leases commenced	4	8	12	9	6
Total office leases commenced	16	16	27	17	22

Commenced office square footage filling vacancy	12,876	75,615	75,016	53,971	98,500
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	48,226	22,544	82,181	79,408	28,915
Total office square footage commenced	61,102	98,159	157,197	133,379	127,415

Average starting cash rent psf - office leases commenced	$35.85	$32.88	$35.47	$30.75	$46.80
Previously escalated cash rent psf - office leases commenced	$37.26	$32.41	$34.27	$32.28	$39.36
Increase in new cash rent over previously escalated cash rent (2)	(3.8)%	1.5%	3.5%	(4.7)%	18.9%
Average lease term	6.4	6.9	5.7	7.2	7.5
Tenant concession packages psf	$18.87	$25.99	$23.34	$28.73	$35.70
Free rent months	4.2	8.3	3.9	7.5	5.2

(1) Property data includes operating office, retail, and development properties.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	10	Second Quarter 2018

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,893,047	$2,098,406	$2,357,051	$2,917,993	$2,936,879
Building and improvements	5,225,431	5,206,982	6,351,012	7,468,436	7,476,108
Building leasehold and improvements	1,423,994	1,420,346	1,450,614	1,444,698	1,441,587
Properties under capital lease	47,445	47,445	47,445	47,445	47,445
	8,589,917	8,773,179	10,206,122	11,878,572	11,902,019
Less: accumulated depreciation	(1,994,696)	(1,944,629)	(2,300,116)	(2,457,071)	(2,397,299)
Net real estate	6,595,221	6,828,550	7,906,006	9,421,501	9,504,720

Other real estate investments:
Investment in unconsolidated joint ventures	3,059,985	3,034,596	2,362,989	2,045,796	2,219,371
Debt and preferred equity investments, net (1)	2,168,515	2,085,871	2,114,041	2,020,739	1,986,413

Assets held for sale, net	593,995	67,819	338,354	127,663	119,224
Cash and cash equivalents	287,240	288,808	127,888	241,489	270,965
Restricted cash	92,740	89,457	122,138	107,763	109,959
Investment in marketable securities	28,570	28,252	28,579	28,802	29,524
Tenant and other receivables, net of $16,558 reserve at 6/30/2018	47,482	49,552	57,644	54,663	50,946
Related party receivables	27,854	31,305	23,039	24,068	23,725
Deferred rents receivable, net of reserve for
tenant credit loss of $15,776 at 6/30/2018	322,656	320,547	365,337	393,793	385,040
Deferred costs, net	198,941	195,557	226,201	247,981	249,724
Other assets	290,729	360,556	310,688	395,612	360,096

Total Assets	$13,713,928	$13,380,870	$13,982,904	$15,109,870	$15,309,707

(1) Excludes debt and preferred equity investments totaling $194.7 million with a weighted average current yield of 10.57% that are included in other balance sheet line items.

Supplemental Information	11	Second Quarter 2018

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Liabilities
Mortgages and other loans payable	$2,538,696	$2,456,180	$2,865,991	$3,845,061	$3,857,421
Unsecured term loan	1,500,000	1,500,000	1,500,000	1,183,000	1,183,000
Unsecured notes	1,404,203	1,404,406	1,404,605	1,068,562	1,091,332
Revolving credit facility	360,000	—	40,000	280,000	200,000
Deferred financing costs	(45,488)	(48,152)	(56,690)	(52,667)	(56,820)
Total debt, net of deferred financing costs	5,757,411	5,312,434	5,753,906	6,323,956	6,274,933
Accrued interest	26,104	36,808	38,142	34,367	36,478
Accounts payable and accrued expenses	140,739	131,797	137,142	144,767	134,294
Deferred revenue	95,756	177,896	208,119	252,779	229,692
Capitalized lease obligations	43,221	43,029	42,843	42,660	42,480
Deferred land lease payable	3,567	3,403	3,239	3,075	2,911
Dividends and distributions payable	79,518	82,337	85,138	85,007	86,081
Security deposits	63,872	64,647	67,927	68,465	68,286
Liabilities related to assets held for sale	265,538	42	4,074	1,141	106
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	108,151	113,456	189,231	96,818	197,261
Total liabilities	6,683,877	6,065,849	6,629,761	7,153,035	7,172,522

Noncontrolling interest in operating partnership
(4,700 units outstanding) at 6/30/2018	486,610	475,807	461,954	470,898	487,660
Preferred units	301,385	301,585	301,735	301,885	301,885

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 86,780
issued and outstanding at 6/30/2018, including 1,055 shares held in treasury	868	902	939	985	995
Additional paid–in capital	4,601,608	4,776,594	4,968,338	5,294,500	5,391,038
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive income	32,622	28,573	18,604	14,185	14,354
Retained earnings	1,457,835	1,583,833	1,139,329	1,410,332	1,431,442
Total SL Green Realty Corp. stockholders' equity	6,190,816	6,487,785	6,225,093	6,817,885	6,935,712

Noncontrolling interest in other partnerships	51,240	49,844	364,361	366,167	411,928

Total equity	6,242,056	6,537,629	6,589,454	7,184,052	7,347,640

Total Liabilities and Equity	$13,713,928	$13,380,870	$13,982,904	$15,109,870	$15,309,707

Supplemental Information	12	Second Quarter 2018

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2018	2017	2018	2018	2017
Revenues
Rental revenue, net	$211,369	$279,407	$215,369	$426,738	$560,736
Escalation and reimbursement revenues	27,052	42,620	26,399	53,451	86,812
Investment income	49,273	60,622	45,290	94,563	100,921
Other income	13,422	15,501	14,637	28,059	27,062
Total Revenues, net	301,116	398,150	301,695	602,811	775,531

Equity in net income from unconsolidated joint ventures	4,702	3,412	4,036	8,738	10,026

Expenses
Operating expenses	56,237	70,852	59,782	116,019	145,358
Ground rent	8,846	8,308	8,308	17,154	16,616
Real estate taxes	45,322	60,945	45,661	90,983	122,013
Transaction related costs	348	46	162	510	179
Marketing, general and administrative	22,479	24,256	23,528	46,007	48,399
Total Operating Expenses	133,232	164,407	137,441	270,673	332,565

Operating Income	172,586	237,155	168,290	340,876	452,992

Interest expense, net of interest income	53,611	64,856	47,916	101,527	130,478
Amortization of deferred financing costs	3,546	3,432	3,537	7,083	8,193
Depreciation and amortization	67,914	133,054	69,388	137,302	227,188
	47,515	35,813	47,449	94,964	87,133
Gain on sale of marketable securities	—	—	—	—	3,262

Income from Continuing Operations (1)	47,515	35,813	47,449	94,964	90,395

(Loss) Gain on sale of real estate	(14,790)	(3,823)	23,521	8,731	(3,256)
Equity in net gain (loss) on sale of joint venture interest / real estate	72,025	13,089	(6,440)	65,585	15,136
Purchase price and other fair value adjustments	11,149	—	49,293	60,442	—
Depreciable real estate reserves	—	(29,064)	—	—	(85,336)
Net Income	115,899	16,015	113,823	229,722	16,939

Net (income) loss attributable to noncontrolling interests	(5,759)	(1,205)	(5,470)	(11,229)	15,810
Dividends on preferred units	(2,847)	(2,851)	(2,849)	(5,696)	(5,701)

Net Income Attributable to SL Green Realty Corp	107,293	11,959	105,504	212,797	27,048

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(7,475)	(7,475)

Net Income Attributable to Common Stockholders	$103,556	$8,222	$101,766	$205,322	$19,573

Earnings per share - Net income per share (basic)	$1.19	$0.08	$1.12	$2.31	$0.20
Earnings per share - Net income per share (diluted)	$1.19	$0.08	$1.12	$2.31	$0.19
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	13	Second Quarter 2018

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2018	2017	2018	2018	2017
Funds from Operations
Net Income Attributable to Common Stockholders	$103,556	$8,222	$101,766	$205,322	$19,573

Depreciation and amortization	67,914	133,054	69,388	137,302	227,188
Unconsolidated JV depreciation and noncontrolling interests adjustments	47,308	25,086	48,006	95,314	49,419
Net income (loss) attributable to noncontrolling interests	5,759	1,205	5,470	11,229	(15,810)
Loss (gain) on sale of real estate	14,790	3,823	(23,521)	(8,731)	3,256
Equity in net gain (loss) on sale of joint venture property / real estate	(72,025)	(13,089)	6,440	(65,585)	(15,136)
Purchase price and other fair value adjustments	(11,149)	—	(49,293)	(60,442)	—
Depreciable real estate reserves	—	29,064	—	—	85,336
Non-real estate depreciation and amortization	(584)	(564)	(566)	(1,150)	(1,080)
Funds From Operations	$155,569	$186,801	$157,690	$313,259	$352,746

Funds From Operations - Basic per Share	$1.69	$1.79	$1.66	$3.35	$3.36

Funds From Operations - Diluted per Share	$1.69	$1.78	$1.66	$3.34	$3.36

Funds Available for Distribution
FFO	$155,569	$186,801	$157,690	$313,259	$352,746

Non real estate depreciation and amortization	584	564	566	1,150	1,080
Amortization of deferred financing costs	3,546	3,432	3,537	7,083	8,193
Non-cash deferred compensation	7,808	11,499	11,875	19,683	27,806
FAD adjustment for joint ventures	(23,073)	(10,242)	(16,750)	(39,823)	(19,690)
Straight-line rental income and other non cash adjustments	(5,675)	(16,270)	(6,930)	(12,605)	(32,209)
Second cycle tenant improvements	(19,862)	(29,964)	(5,786)	(25,648)	(43,408)
Second cycle leasing commissions	(4,320)	(6,741)	(3,979)	(8,299)	(14,574)
Revenue enhancing recurring CAPEX	(996)	(1,871)	(509)	(1,505)	(2,225)
Non-revenue enhancing recurring CAPEX	(7,746)	(14,802)	(4,528)	(12,274)	(20,757)
Reported Funds Available for Distribution	$105,835	$122,406	$135,186	$241,021	$256,962

First cycle tenant improvements	$1,671	$4,956	$1,316	$2,987	$5,849
First cycle leasing commissions	$806	$198	$182	$988	$602
Development costs	$6,437	$1,844	$2,976	$9,413	$64,165
Redevelopment costs	$6,800	$3,745	$19,201	$26,001	$8,685
Capitalized Interest	$7,594	$6,743	$6,686	$14,280	$13,022

Supplemental Information	14	Second Quarter 2018

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2017	$221,932	$939	$4,968,338	$(124,049)	$1,139,329	$364,361	$18,604	$6,589,454

Net income					212,797	370		213,167
Preferred dividends					(7,475)			(7,475)
Cash distributions declared ($1.625 per common share)					(141,908)			(141,908)
Cash distributions to noncontrolling interests						(724)		(724)
Other comprehensive income - unrealized gain on derivative instruments							10,035	10,035
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							3,999	3,999
Other comprehensive loss - unrealized loss on marketable securities							(16)	(16)
Proceeds from stock options exercised		1	5,636					5,637
DRSPP proceeds			64					64
Repurchases of common stock		(72)	(382,080)		(310,939)			(693,091)
Conversion of units of the Operating Partnership to common stock			1,560					1,560
Contributions to consolidated joint ventures						1,829		1,829
Deconsolidation of partially owned entities					570,524	(314,596)		255,928
Reallocation of noncontrolling interests in the Operating Partnership					(4,493)			(4,493)
Deferred compensation plan and stock awards, net			8,090					8,090
Balance at June 30, 2018	$221,932	$868	$4,601,608	$(124,049)	$1,457,835	$51,240	$32,622	$6,242,056

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2017	92,803,299	4,452,979	—	97,256,278

YTD share activity	(7,078,164)	246,893	—	(6,831,271)
Share Count at June 30, 2018 - Basic	85,725,135	4,699,872	—	90,425,007

Weighting factor	3,047,058	(5,307)	199,896	3,241,647
Weighted Average Share Count at June 30, 2018 - Diluted	88,772,193	4,694,565	199,896	93,666,654

Supplemental Information	15	Second Quarter 2018

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	June 30, 2018		March 31, 2018		December 31, 2017

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,340,281	$2,077,114	$4,434,492	$2,150,354	$4,076,973	$2,016,744
Building and improvements	10,532,843	4,937,066	10,993,085	5,156,027	9,648,939	4,477,189
Building leasehold and improvements	92,016	46,008	85,187	42,593	78,628	39,314
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	15,154,698	7,154,967	15,702,322	7,443,753	13,994,098	6,628,026
Less: accumulated depreciation	(961,373)	(404,528)	(1,049,839)	(459,841)	(1,171,965)	(542,888)
Net real estate	14,193,325	6,750,439	14,652,483	6,983,912	12,822,133	6,085,138

Cash and cash equivalents	219,902	113,789	214,053	103,819	220,306	109,901
Restricted cash	214,405	104,514	238,595	111,218	274,603	148,258
Debt and preferred equity investments, net	228,588	218,587	103,379	86,478	202,539	185,638
Tenant and other receivables, net of $7,778 reserve at 6/30/2018, of which $4,149 is SLG share	40,190	17,229	82,187	28,273	58,376	14,511
Deferred rents receivables, net of $5,207 reserve at 6/30/2018 for tenant credit loss, of which $2,259 is SLG share	268,463	121,942	277,209	126,842	291,568	139,868
Investment in and advances to affiliates	103	53	—	—	—	—
Deferred costs, net	167,413	84,567	194,055	93,862	207,045	103,062
Other assets	2,087,474	929,861	2,167,015	960,418	1,200,761	440,824
Total Assets	$17,419,863	$8,340,981	$17,928,976	$8,494,822	$15,277,331	$7,227,200

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $110,924 at 6/30/18, of which $47,503 is SLG share	$9,433,738	$4,041,125	$9,876,879	$4,281,161	$9,412,101	$4,122,760
Accrued interest	25,040	11,142	28,316	12,375	26,357	11,182
Accounts payable and accrued expenses	211,138	119,375	222,632	119,504	159,586	79,630
Deferred revenue	1,863,384	825,924	1,911,564	847,585	985,648	339,586
Capitalized lease obligations	190,801	95,401	189,968	94,984	189,152	94,576
Security deposits	36,619	13,733	36,420	13,685	33,700	12,214
Other liabilities	15,318	8,372	15,736	5,543	2,258	1,722
Equity	5,643,825	3,225,909	5,647,461	3,119,985	4,468,529	2,565,530
Total Liabilities and Equity	$17,419,863	$8,340,981	$17,928,976	$8,494,822	$15,277,331	$7,227,200

Supplemental Information	16	Second Quarter 2018

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	June 30, 2018		March 31, 2018		June 30, 2017

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$271,760	$117,214	$274,216	$116,685	$186,710	$77,912
Escalation and reimbursement revenues	38,371	18,128	39,455	18,295	15,954	7,092
Investment income	1,995	1,708	3,369	3,086	5,073	3,916
Other income	2,069	1,041	3,901	1,293	2,851	1,162
Total Revenues, net	$314,195	$138,091	$320,941	$139,359	$210,588	$90,082

Expenses
Operating expenses	$50,356	$21,167	$59,773	$23,960	$39,147	$14,373
Ground rent	4,457	2,137	4,393	2,106	4,179	1,996
Real estate taxes	55,838	23,996	57,027	24,113	35,170	13,633
Transaction related costs, net of recoveries	—	—	—	—	57	56
Total Operating Expenses	$110,651	$47,300	$121,193	$50,179	$78,553	$30,058

Operating Income	$203,544	$90,791	$199,748	$89,180	$132,035	$60,024

Interest expense, net of interest income	$91,648	$36,670	$89,741	$35,780	$59,702	$22,876
Amortization of deferred financing costs	7,350	1,752	5,116	1,673	7,458	2,314
Depreciation and amortization	111,495	47,565	105,080	47,619	65,945	31,286
Net (loss) income	$(6,949)	$4,804	$(189)	$4,108	$(1,070)	$3,548

Real estate depreciation	111,202	47,508	104,773	47,561	64,918	31,083
FFO Contribution	$104,253	$52,312	$104,584	$51,669	$63,848	$34,631

FAD Adjustments:
Non real estate depreciation and amortization	$7,643	$1,809	$5,423	$1,731	$8,485	$2,517
Straight-line rental income and other non-cash adjustments	(21,461)	(11,312)	(23,989)	(12,428)	(18,337)	(10,349)
Second cycle tenant improvement	(32,279)	(9,857)	(14,006)	(4,928)	(2,869)	(1,149)
Second cycle leasing commissions	(4,928)	(1,977)	(3,550)	(871)	(1,631)	(561)
Recurring CAPEX	(4,211)	(1,736)	(622)	(254)	(2,577)	(700)
Total FAD Adjustments	$(55,236)	$(23,073)	$(36,744)	$(16,750)	$(16,929)	$(10,242)

First cycle tenant improvement	$5,644	$2,049	$53,400	$30,907	$13,500	$5,973
First cycle leasing commissions	$2,760	$825	$860	$86	$3,477	$1,457
Development costs	$124,920	$52,878	$113,259	$65,175	$117,819	$82,857
Redevelopment costs	$9,384	$5,026	$7,022	$4,173	$7,599	$3,954
Capitalized Interest	$12,448	$7,364	$12,331	$7,402	$5,899	$3,207

Supplemental Information	17	Second Quarter 2018

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended		Six Months Ended
	June 30, 2018		June 30, 2017

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$545,976	$233,899	$375,481	$154,195
Escalation and reimbursement revenues	77,826	36,423	33,801	15,573
Investment income	5,364	4,794	12,943	8,746
Other income	5,970	2,334	4,884	2,121
Total Revenues, net	$635,136	$277,450	$427,109	$180,635

Expenses
Operating expenses	$110,129	$45,127	$77,941	$28,615
Ground rent	8,850	4,243	8,430	4,029
Real estate taxes	112,865	48,109	70,109	26,698
Transaction related costs, net of recoveries	—	—	146	110
Total Operating Expenses	$231,844	$97,479	$156,626	$59,452

Operating Income	$403,292	$179,971	$270,483	$121,183

Interest expense, net of interest income	$181,389	$72,450	$115,030	$43,969
Amortization of deferred financing costs	12,466	3,425	13,963	4,935
Depreciation and amortization	216,575	95,184	137,109	62,501
Net (loss) income	$(7,138)	$8,912	$4,381	$9,778

Real estate depreciation	215,975	95,069	135,830	62,255
FFO Contribution	$208,837	$103,981	$140,211	$72,033

FAD Adjustments:
Non real estate depreciation and amortization	$13,066	$3,540	$15,242	$5,181
Straight-line rental income and other non-cash adjustments	(45,450)	(23,740)	(40,004)	(21,475)
Second cycle tenant improvement	(46,285)	(14,785)	(4,114)	(1,776)
Second cycle leasing commissions	(8,478)	(2,848)	(1,902)	(715)
Recurring CAPEX	(4,833)	(1,990)	(2,917)	(905)
Total FAD Adjustments	$(91,980)	$(39,823)	$(33,695)	$(19,690)

First cycle tenant improvement	$59,044	$32,956	$25,798	$9,825
First cycle leasing commissions	$3,620	$911	$6,563	$2,496
Development costs	$238,179	$118,053	$121,992	$84,082
Redevelopment costs	$16,406	$9,199	$23,814	$12,398
Capitalized Interest	$24,779	$14,766	$11,356	$6,173

Supplemental Information	18	Second Quarter 2018

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2018	2017	2018	2018	2017(2)

Net Operating Income (1)	$133,478	$185,974	$135,065	$268,543	$371,099
SLG share of property NOI from unconsolidated JVs	88,915	56,072	85,917	174,833	112,536
NOI including SLG share of unconsolidated JVs	$222,393	$242,046	$220,982	$443,376	$483,635
Partners' share of NOI - consolidated JVs	(415)	(9,589)	(647)	(1,061)	(19,356)
NOI - SLG share	$221,978	$232,457	$220,335	$442,315	$464,279

NOI, including SLG share of unconsolidated JVs	$222,393	$242,046	$220,982	$443,376	$483,635
Free rent (net of amortization)	(3,191)	(6,057)	(6,128)	(9,319)	(10,448)
Net FAS 141 adjustment	(5,843)	(8,675)	(6,373)	(12,216)	(16,534)
Straight-line revenue adjustment	(4,862)	(14,059)	(4,965)	(9,827)	(29,960)
Allowance for straight-line tenant credit loss	(1,014)	(108)	(37)	(1,051)	(1,052)
Ground lease straight-line adjustment	1,053	959	941	1,993	1,951
Cash NOI, including SLG share of unconsolidated JVs	$208,536	$214,106	$204,420	$412,956	$427,592
Partners' share of cash NOI - consolidated JVs	(478)	(7,845)	(596)	(1,075)	(15,269)
Cash NOI - SLG share	$208,058	$206,261	$203,824	$411,881	$412,323

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.
(2) Excludes the activity of 885 Third Avenue, which was sold in February 2016 but did not meet the criteria for sale accounting at that time and, therefore, remained consolidated until the first quarter of 2017.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended June 30, 2018		Six Months Ended June 30, 2018

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$190,633	$179,138	$370,904	$347,942
Suburban Operating Properties	8,342	8,260	16,971	16,238
Retail Operating Properties	10,810	10,351	21,783	20,615
Residential Operating Properties	7,442	7,647	14,737	14,393
Development/Redevelopment/Land	2,118	1,398	6,698	4,852
Total Operating and Development	219,345	206,794	431,093	404,040
Property Dispositions	3,625	2,135	9,034	5,417
Other (2)	(992)	(871)	2,188	2,424
Total	$221,978	$208,058	$442,315	$411,881

(1) Portfolio composition consistent with property tables found on pages 30-37
(2) Includes SL Green Management Corp., Emerge 212 and Belmont

Supplemental Information	19	Second Quarter 2018

SELECTED FINANCIAL DATA 2018 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2018	2017	%	2018	2018	2017	%
Revenues
	Rental revenue, net	$207,782	$205,173	1.3%	$206,685	$414,467	$412,296	0.5%
	Escalation & reimbursement revenues	26,510	24,743	7.1%	26,777	53,287	50,474	5.6%
	Other income	5,125	1,644	211.7%	3,912	9,037	2,637	242.7%
	Total Revenues	$239,417	$231,560	3.4%	$237,374	$476,791	$465,407	2.4%

Expenses
	Operating expenses	$51,189	$49,533	3.3%	$53,767	$104,957	$101,731	3.2%
	Ground rent	8,308	8,308	—%	8,308	16,616	16,616	—%
	Real estate taxes	45,013	42,529	5.8%	44,703	89,716	85,014	5.5%
		$104,510	$100,370	4.1%	$106,778	$211,289	$203,361	3.9%

	Operating Income	$134,907	$131,190	2.8%	$130,596	$265,502	$262,046	1.3%

	Interest expense & amortization of financing costs	$27,339	$27,846	(1.8)%	$26,990	$54,330	$56,168	(3.3)%
	Depreciation & amortization	62,084	61,533	0.9%	61,609	123,693	124,091	(0.3)%

	Income before noncontrolling interest	$45,484	$41,811	8.8%	$41,997	$87,479	$81,787	7.0%
Plus:	Real estate depreciation & amortization	62,017	61,466	0.9%	61,541	123,558	123,957	(0.3)%
	FFO Contribution	$107,501	$103,277	4.1%	$103,538	$211,037	$205,744	2.6%

Less:	Non–building revenue	4,747	901	426.9%	113	4,861	1,383	251.5%

Plus:	Interest expense & amortization of financing costs	27,339	27,846	(1.8)%	26,990	54,330	56,168	(3.3)%
	Non-real estate depreciation	67	67	—%	68	135	134	0.7%
	NOI	$130,160	$130,289	(0.1)%	$130,483	$260,641	$260,663	—%

Cash Adjustments
Less:	Free rent (net of amortization)	$(385)	$4,100	(109.4)%	$(951)	$(1,336)	$7,604	(117.6)%
	Straightline revenue adjustment	815	2,570	(68.3)%	3,002	3,817	6,479	(41.1)%
	Rental income - FAS 141	1,238	1,121	10.4%	1,684	2,921	2,315	26.2%
Plus:	Ground lease straight-line adjustment	524	524	—%	524	1,048	1,048	—%
	Allowance for S/L tenant credit loss	(1,044)	45	(2,420)%	(37)	(1,082)	(590)	83.4%
	Cash NOI	$127,972	$123,067	4.0%	$127,235	$255,205	$244,723	4.3%

Operating Margins
	NOI to real estate revenue, net	55.5%	56.5%		55.0%	55.2%	56.2%
	Cash NOI to real estate revenue, net	54.5%	53.4%		53.6%	54.1%	52.7%

	NOI before ground rent/real estate revenue, net	59.0%	60.1%		58.5%	58.7%	59.8%
	Cash NOI before ground rent/real estate revenue, net	57.8%	56.7%		56.9%	57.4%	56.1%

Supplemental Information	20	Second Quarter 2018

SELECTED FINANCIAL DATA 2018 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2018	2017	%	2018	2018	2017	%
Revenues
	Rental revenue, net	$86,092	$83,467	3.1%	$85,036	$171,127	$165,348	3.5%
	Escalation & reimbursement revenues	11,780	9,771	20.6%	11,997	23,777	20,993	13.3%
	Other income	162	401	(59.6)%	229	391	738	(47.0)%
	Total Revenues	$98,034	$93,639	4.7%	$97,262	$195,295	$187,079	4.4%

Expenses
	Operating expenses	$15,323	$16,387	(6.5)%	$16,791	$32,114	$33,309	(3.6)%
	Ground rent	1,952	1,919	—%	2,044	3,995	3,838	—%
	Real estate taxes	16,925	16,956	(0.2)%	16,949	33,874	33,540	1.0%
		$34,200	$35,262	(3.0)%	$35,784	$69,983	$70,687	(1.0)%

	Operating Income	$63,834	$58,377	9.3%	$61,478	$125,312	$116,392	7.7%

	Interest expense & amortization of financing costs	$29,597	$27,962	5.8%	$28,107	$57,704	$54,822	5.3%
	Depreciation & amortization	33,865	31,073	9.0%	32,199	66,063	63,576	3.9%

	Income before noncontrolling interest	$372	$(658)	(156.5)%	$1,172	$1,545	$(2,006)	(177.0)%
Plus:	Real estate depreciation & amortization	33,808	30,870	9.5%	32,142	65,951	63,331	4.1%
	FFO Contribution	$34,180	$30,212	13.1%	$33,314	$67,496	$61,325	10.1%

Less:	Non–building revenue	128	367	(65.1)%	192	320	680	(52.9)%

Plus:	Interest expense & amortization of financing costs	29,597	27,962	5.8%	28,107	57,704	54,822	5.3%
	Non-real estate depreciation	57	203	—%	57	112	245	(54.3)%
	NOI	$63,706	$58,010	9.8%	$61,286	$124,992	$115,712	8.0%

Cash Adjustments
Less:	Free rent (net of amortization)	$52	$808	(93.6)%	$1,213	$1,264	$1,583	(20.2)%
	Straightline revenue adjustment	4,000	4,441	(9.9)%	3,147	7,147	9,175	(22.1)%
	Rental income - FAS 141	1,261	3,320	(62.0)%	1,182	2,443	7,013	(65.2)%
Plus:	Ground lease straight-line adjustment	258	277	—%	382	640	562	—%
	Allowance for S/L tenant credit loss	—	86	—%	—	—	86	—%
	Cash NOI	$58,651	$49,804	17.8%	$56,126	$114,778	$98,589	16.4%

Operating Margins
	NOI to real estate revenue, net	65.1%	62.2%		63.1%	64.1%	62.1%
	Cash NOI to real estate revenue, net	59.9%	53.4%		57.8%	58.9%	52.9%

	NOI before ground rent/real estate revenue, net	67.1%	64.3%		65.2%	66.2%	64.1%
	Cash NOI before ground rent/real estate revenue, net	61.6%	55.2%		59.5%	60.6%	54.6%

Supplemental Information	21	Second Quarter 2018

SELECTED FINANCIAL DATA 2018 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2018	2017	%	2018	2018	2017	%
Revenues
	Rental revenue, net	$207,782	$205,173	1.3%	$206,685	$414,467	$412,296	0.5%
	Escalation & reimbursement revenues	26,510	24,743	7.1%	26,777	53,287	50,474	5.6%
	Other income	5,125	1,644	211.7%	3,912	9,037	2,637	242.7%
	Total Revenues	$239,417	$231,560	3.4%	$237,374	$476,791	$465,407	2.4%

	Equity in Net Income from Unconsolidated Joint Ventures (1)	$372	$(658)	(156.5)%	$1,172	$1,545	$(2,006)	(177.0)%
Expenses
	Operating expenses	$51,189	$49,533	3.3%	$53,767	$104,957	$101,731	3.2%
	Ground rent	8,308	8,308	—%	8,308	16,616	16,616	—%
	Real estate taxes	45,013	42,529	5.8%	44,703	89,716	85,014	5.5%
		$104,510	$100,370	4.1%	$106,778	$211,289	$203,361	3.9%

	Operating Income	$135,279	$130,532	3.6%	$131,768	$267,047	$260,040	2.7%

	Interest expense & amortization of financing costs	$27,339	$27,846	(1.8)%	$26,990	$54,330	$56,168	(3.3)%
	Depreciation & amortization	62,084	61,533	0.9%	61,609	123,693	124,091	(0.3)%

	Income before noncontrolling interest	$45,856	$41,153	11.4%	$43,169	$89,024	$79,781	11.6%
Plus:	Real estate depreciation & amortization	62,017	61,466	0.9%	61,541	123,558	123,957	(0.3)%
	Joint Ventures Real estate depreciation & amortization (1)	33,808	30,870	9.5%	32,142	65,951	$63,331	4.1%
	FFO Contribution	$141,681	$133,489	6.1%	$136,852	$278,533	$267,069	4.3%

Less:	Non–building revenue	$4,747	$901	426.9%	$113	$4,861	$1,383	251.5%
	Joint Ventures Non–building revenue (1)	128	367	(65.1)%	192	320	680	(52.9)%

Plus:	Interest expense & amortization of financing costs	27,339	27,846	(1.8)%	26,990	54,330	56,168	(3.3)%
	Joint Ventures Interest expense & amortization of financing costs (1)	29,597	27,962	5.8%	28,107	57,704	54,822	5.3%
	Non-real estate depreciation	67	67	—%	68	135	134	0.7%
	Joint Ventures Non-real estate depreciation (1)	57	203	(71.9)%	57	112	245	(54.3)%
	NOI	$193,866	$188,299	3.0%	$191,769	$385,633	$376,375	2.5%

Cash Adjustments
	Non-cash adjustments	$(2,188)	$(7,222)	(69.7)%	$(3,248)	$(5,436)	$(15,940)	(65.9)%
	Joint Venture non-cash adjustments (1)	(5,055)	(8,206)	(38.4)%	(5,160)	(10,214)	(17,123)	(40.3)%
	Cash NOI	$186,623	$172,871	8.0%	$183,361	$369,983	$343,312	7.8%

Operating Margins
	NOI to real estate revenue, net	58.3%	58.1%		57.4%	57.8%	57.9%
	Cash NOI to real estate revenue, net	56.1%	53.4%		54.8%	55.5%	52.8%

	NOI before ground rent/real estate revenue, net	61.4%	61.3%		60.5%	60.9%	61.0%
	Cash NOI before ground rent/real estate revenue, net	59.0%	56.3%		57.7%	58.3%	55.7%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Second Quarter 2018

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2018	Initial		Principal	As-Of
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	6/30/2018	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment (2)
Secured fixed rate debt
1 Madison Avenue	100.0	$469,564	5.91%		$33,602	May-20		$404,531	—	Nov-19
762 Madison Avenue	90.0	771	5.00%		—	Feb-22		771	—	Open
100 Church Street	100.0	215,223	4.68%		3,734	Jul-22		197,784	—	Apr-22
420 Lexington Avenue	100.0	300,000	3.99%		—	Oct-24		272,749	—	Jul-24
400 East 58th Street	90.0	40,000	3.00%		69	Nov-26		33,840	—	Open
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	36,138	3.58%		556	Feb-27		29,527	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%		—	Feb-27		250,000	—	Open
		$1,861,696	4.66%		$37,961			$1,739,202
Unsecured fixed rate debt
Unsecured notes		$249,991	5.00%		$—	Aug-18		$250,000	—	Open
Unsecured notes		250,000	7.75%		—	Mar-20		250,000	—	Open
Unsecured notes		499,539	3.25%		—	Oct-22		500,000	—	Open
Unsecured notes		304,673	4.50%		—	Dec-22		300,000	—	Open
Term loan (swapped)		200,000	3.03%		—	Mar-23	(3)	200,000	—	Open
Term loan (swapped)		300,000	2.24%		—	Mar-23	(4)	300,000	—	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Open
		$1,904,203	4.14%		$—			$1,900,000

Total Fixed Rate Debt		$3,765,899	4.40%		$37,961			$3,639,202
Floating rate debt
Secured floating rate debt
719 Seventh Avenue (LIBOR + 305 bps)	75.0	$44,000	5.14%		$—	Feb-19		$44,000	—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	58,000	4.79%		—	May-19		58,000	—	Open
Debt & preferred equity facility (LIBOR + 234 bps)		300,000	4.43%	(5)	—	Jun-19		300,000	Jun-20	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000	3.69%		—	Oct-20		275,000	—	Open
		$677,000	4.20%		$—			$677,000
Unsecured floating rate debt
Revolving credit facility (LIBOR + 100 bps)		$360,000	3.09%		$—	Mar-22		$360,000	Mar-23	Open
Term loan (LIBOR + 110 bps)		800,000	3.19%		—	Mar-23		800,000	—	Open
Term loan (LIBOR + 165 bps)		200,000	3.74%		—	Nov-24		200,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	3.59%		—	Jul-35		100,000	—	Open
		$1,460,000	3.27%		$—			$1,460,000

Total Floating Rate Debt		$2,137,000	3.56%		$—			$2,137,000

Total Debt - Consolidated		$5,902,899	4.10%		$37,961			$5,776,202
Deferred financing costs		(45,488)
Total Debt - Consolidated, net		$5,857,411	4.10%

Total Debt - Joint Venture, net		$4,041,125	4.12%

Total Debt including SLG share of unconsolidated JV Debt		$9,991,527	4.11%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,082,147	4.06%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) The interest rate swaps mature in November 2020.
(4) The interest rate swaps mature in July 2023.
(5) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-mo LIBOR based on the pledged collateral and advance rate.

Supplemental Information	23	Second Quarter 2018

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2018	Initial		Principal	As-Of
	Ownership	6/30/2018				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment (2)
521 Fifth Avenue (swapped)	50.5	$170,000	$85,850	3.73%		$—	Nov-19		$85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Feb-23
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Sep-24
1515 Broadway	56.9	864,238	491,483	3.93%		9,470	Mar-25		419,372	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	100,000	41,000	3.00%		70	Nov-26		35,889	—	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Jul-27
Stonehenge Portfolio	Various	323,058 (3)	20,381	4.20%		449	Various	(3)	18,792	—	Open
Total Fixed Rate Debt		$6,026,624	$2,517,094	4.03%	(4)	$9,989			$2,438,283
Floating rate debt
724 Fifth Avenue (LIBOR + 243 bps)	50.0	$275,000 (5)	$137,500	4.51%		$—	Apr-19		$137,500	—	Open
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	3.82%		—	Sep-19		600,000	Sep-24	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	3.59%		—	Nov-19		7,500	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	4.34%		—	Feb-20		93,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	3.64%		—	Aug-20		28,200	—	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	4.74%		—	Oct-20		97,500	—	Open
55 West 46th Street - Tower 46 (LIBOR + 212.5 bps)	25.0	174,430	43,607	4.22%		—	Nov-20		43,607	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.54%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	3.84%		—	Feb-21		175,859	—	Open
One Vanderbilt (LIBOR + 350 bps)	71.0	375,000	266,288	5.59%		—	Sep-21		266,288	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	3.53%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,608	519	5.08%		27	Jun-33		4	—	Open
Stonehenge Portfolio (Various)	Various	38,000 (6)	380	3.49%		—	Various		380	—	Open
Total Floating Rate Debt		$3,518,038	$1,571,534	4.26%	(4)	$27			$1,567,238
Total unconsolidated JV Debt		$9,544,662	$4,088,628	4.12%	(4)	$10,016			$4,005,521
	Deferred financing costs	(110,924)	(47,503)
Total unconsolidated JV Debt, net		$9,433,738	$4,041,125	4.12%
(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) Amount is comprised of $135.7 million, $54.8 million, and $132.6 million in fixed-rate mortgages that mature in August 2019, June 2024, and April 2028, respectively.
(4) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.
(5) Property is under contract for sale as of June 30, 2018.
(6) Amount is comprised of $38.0 million in floating-rate mortgages that mature in January 2021.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,765,899
Total Debt / Total Assets	39.9%	Less than 60%					SLG Share of JV		2,517,094
Fixed Charge Coverage	2.33x	Greater than 1.4x					Total Fixed Rate Debt		$6,282,993	62.9%
Maximum Secured Indebtedness	17.7%	Less than 50%
Maximum Unencumbered Leverage Ratio	47.5%	Less than 60%				Floating Rate Debt
							Consolidated		$2,137,000
Unsecured Notes Covenants							SLG Share of JV		1,571,534
	Actual	Required							3,708,534
Total Debt / Total Assets	44.4%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,624,012)
Secured Debt / Total Assets	16.8%	Less than 40%				Total Floating Rate Debt			$2,084,522	20.9%
Debt Service Coverage	5.11x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	304.0%	Greater than 150%					Total Debt		$9,991,527

Supplemental Information	24	Second Quarter 2018

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal			2018	Initial	Principal	As-Of
	Ownership		Outstanding			Principal	Maturity	Due at	Right	Earliest
Fixed rate debt	Interest (%)		6/30/2018	Coupon (1)		Amortization	Date	Maturity	Extension	Prepayment (2)
Secured fixed rate debt
315 West 33rd Street - The Olivia	100.0		$250,000	4.17%		$—	Feb-27	$250,000	—	Open
			$250,000	4.17%		$—		$250,000
Unsecured fixed rate debt
Unsecured notes			$249,991	5.00%		$—	Aug-18	$250,000	—	Open
Unsecured notes			250,000	7.75%		—	Mar-20	250,000	—	Open
Unsecured notes			304,673	4.50%		—	Dec-22	300,000	—	Open
Unsecured notes			100,000	4.27%		—	Dec-25	100,000	—	Open
			$904,664	5.51%		$—		$900,000

	Total Fixed Rate Debt		$1,154,664	5.22%		$—		$1,150,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 234 bps)			$300,000	4.43%	(3)	$—	Jun-19	$300,000	Jun-20	Open
			$300,000	4.43%		$—		$300,000

	Total Floating Rate Debt		$300,000	4.43%		$—		$300,000

	Total Debt - Consolidated		$1,454,664	5.06%		$—		$1,450,000

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-mo LIBOR based on the pledged collateral and advance rate.

RECKSON OPERATING PARTNERSHIP, L.P.

Unsecured Notes Covenants
		Actual	Required
Total Debt / Total Assets		44.4%	Less than 60%
Secured Debt / Total Assets		16.8%	Less than 40%
Debt Service Coverage		5.11x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt		304.0%	Greater than 150%

Supplemental Information	25	Second Quarter 2018

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

						Deferred Land
	2018 Scheduled		2019 Scheduled	2020 Scheduled	2021 Scheduled	Lease		Year of
Property	Cash Payment		Cash Payment	Cash Payment	Cash Payment	Obligations (1)		Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613		$4,613	$4,613	$4,613	$—		2022	(2)
461 Fifth Avenue	2,100		2,100	2,100	2,250	805		2027	(3)
711 Third Avenue	5,500		5,500	5,500	5,500	1,130		2033	(4)
1185 Avenue of the Americas	6,909		6,909	6,909	6,909	—		2043
420 Lexington Avenue	10,899		10,899	11,174	11,199	—		2050	(5)
2 Herald Square	2,792	(6)	4,876	4,998	5,123	—	(7)	2077	(3)
1055 Washington Blvd, Stamford	615		615	615	615	—		2090
1080 Amsterdam Avenue	209		226	314	314	—		2111
30 East 40th Street	204		204	212	229	1,633		2114
Total	$33,841		$35,942	$36,435	$36,752	$3,568

Capitalized Leases
2 Herald Square	$4,818	(6)	$8,415	$8,625	$8,841	$—	(7)	2077	(3)
1080 Amsterdam Avenue	291		315	436	436	21,960		2111
30 East 40th Street	2,096		2,096	2,183	2,358	21,260		2114
Total	$7,205		$10,826	$11,244	$11,635	$43,220

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors b-3)	$1,183		$1,284	$1,284	$1,284	$3,129		2062
650 Fifth Avenue (Floors 4-6)	18		1,645	1,645	1,659	2,538		2033
333 East 22nd Street	135		217	217	222	1,112		2115
Total	$1,336		$3,146	$3,146	$3,165	$6,779

Capitalized Leases
650 Fifth Avenue (Floors b-3)	$6,169		$6,695	$6,695	$6,695	$95,401		2062

(1) Per the balance sheet at June 30, 2018.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.
(6) Represents partial year of scheduled cash payments from the date of acquisition through December 31, 2018.
(7) As of June 30, 2018, the deferred land lease obligation balance for this ground lease arrangement is classified within liabilities held for sale.

Supplemental Information	26	Second Quarter 2018

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average		Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)		At End Of Quarter (3)

6/30/2017	$1,986,413		$2,064,131	9.16%	(5)	9.28%	(5)

Debt investment originations/accretion(4)	84,939
Preferred Equity investment originations/accretion(4)	660
Redemptions/Sales/Syndications/Amortization	(51,273)
9/30/2017	$2,020,739		$2,032,166	9.40%	(5)	9.28%	(5)

Debt investment originations/accretion(4)	198,097
Preferred Equity investment originations/accretion(4)	443
Redemptions/Sales/Syndications/Amortization	(105,238)
12/31/2017	$2,114,041		$2,051,254	9.25%	(5)	9.13%	(5)

Debt investment originations/accretion(4)	233,370
Preferred Equity investment originations/accretion(4)	2,074
Redemptions/Sales/Syndications/Amortization	(263,614)
3/31/2018	$2,085,871		$2,049,512	9.21%	(5)	9.01%	(5)

Debt investment originations/accretion(4)	378,316
Preferred Equity investment originations/accretion(4)	2,103
Redemptions/Sales/Syndications/Amortization	(297,775)
6/30/2018	$2,168,515	(6)	$2,211,777	8.80%	(5)	8.84%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believed that the fair value of the property exceeded the carrying amount of the loans. On May 10, 2018, the Company was the successful bidder at the foreclosure of the asset, at which time the loans were credited to our equity investment in the property.

(6) Excludes debt and preferred equity investments totaling $194.7 million with a weighted average current yield of 10.57% that are included in other balance sheet line items.

Supplemental Information	27	Second Quarter 2018

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average		Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)		At End Of Quarter (2)

Senior Mortgage Debt	$730,331	$26,557	$756,888		$—	$613	7.13%	(3)	7.22%

Junior Mortgage Participation	82,690	—	82,690		320,572	$2,879	10.77%	(3)	10.90%

Mezzanine Debt	785,424	398,381	1,183,805		7,069,540	$1,643	10.03%		10.11%

Preferred Equity	—	145,132	145,132		272,000	$657	6.29%		5.73%

Balance as of 6/30/18	$1,598,445	$570,070	$2,168,515	(4)	$7,662,112	$1,265	8.80%	(3)	8.84%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Excludes loans secured by the leasehold interest in 2 Herald Square which were in maturity default at the time of acquisition in April and May 2017. The loans were put on non-accrual in August 2017 when one of the investors in the borrower did not repay the loan notwithstanding the approval to do so rendered by a court in a litigation separate from the foreclosure. No impairment was recorded as the Company believed that the fair value of the property exceeded the carrying amount of the loans. On May 10, 2018, the Company was the successful bidder at the foreclosure of the asset, at which time the loans were credited to our equity investment in the property.

(4) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $194.7 million with a weighted average current yield of 10.57% that are included in other balance sheet line items.

	Debt and Preferred Equity Principal Maturity Profile (1)
	2018	2019	2020	2021	2022 & Thereafter
Floating Rate	230,001	530,012	822,783	15,649	—
Fixed Rate	—	26,557	353,638	3,500	186,375
Sub-total	230,001	556,569	1,176,421	19,149	186,375

(1) The weighted average maturity of the outstanding balance is 1.90 years. Approximately 73.7% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 3.09 years.

Supplemental Information	28	Second Quarter 2018

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	6/30/2018	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mortgage and Mezzanine Loans	$333,290	Residential	Manhattan	$—	$949	7.13%

Mezzanine Loans	208,506	Office	Manhattan	1,160,000	$1,193	9.34%

Mortgage and Mezzanine Loans	168,369	Residential	Manhattan	—	$1,311	9.39%

Preferred Equity	145,132	Office	Manhattan	272,000	$657	5.73%

Mortgage and Mezzanine Loans	93,498	Office	Manhattan	—	$435	5.94%

Mortgage Loan	84,783	Office	Manhattan	—	$278	5.14%

Mezzanine Loan	83,065	Office	Manhattan	340,558	$74	12.47%

Mortgage and Jr. Mortgage Participation Loans	79,551	Office	Brooklyn	220,572	$455	10.43%

Mezzanine Loan	78,462	Multi-Family Rental	Manhattan	571,863	$913	10.70%

Mezzanine Loan	59,873	Office	Manhattan	175,000	$592	10.55%

Total	$1,334,529			$2,739,993		8.29%

(1) Net of unamortized fees, discounts, and premiums.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	29	Second Quarter 2018

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	91.6	91.6	91.4	93.2	93.2	$4,810		0.2	54
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.9	98.8	98.8	99.6	99.6	99.6	44,727	5.1	3.4	17
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	77.1	75.3	74.0	66.6	73.3	9,584	1.1	0.7	24
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	83.5	83.4	76.5	73.4	72.9	13,854		0.9	59
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.2	99.6	99.6	99.6	99.6	99.3	41,755	4.8	3.2	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.2	62.5	61.3	60.7	58.0	57.9	41,707	4.8	3.2	32
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	100.0	100.0	100.0	100.0	15,973	1.8	1.2	12
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.4	96.8	95.0	95.3	97.6	98.1	84,622	9.7	6.4	205
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.7	79.0	75.8	96.6	99.9	99.9	14,629	1.7	1.1	10
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.4	76.4	76.4	68.2	69.7	69.7	51,151	5.8	3.9	28
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.5	99.9	99.9	99.9	99.9	99.9	42,484	4.9	3.2	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.1	98.8	98.8	98.8	98.8	98.8	61,726	7.1	4.7	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	9,684	1.1	0.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	14,547	1.7	1.1	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	1.9	89.3	89.3	86.2	90.7	88.7	32,074	3.7	2.4	19
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.9	98.9	98.9	98.8	98.1	98.0	48,857	5.6	3.7	30
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.6	95.8	95.2	97.9	96.8	94.6	47,564	5.4	3.6	49
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	3.9	96.7	98.1	98.1	98.1	99.0	93,999	10.7	7.2	14
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.1	88.5	90.5	90.0	88.0	88.6	40,205	4.6	3.1	37
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.3	100.0	100.0	100.0	100.0	100.0	74,882	9.0	5.7	2

Subtotal / Weighted Average				20	12,387,091	45.7%	91.7%	91.5%	91.1%	91.1%	91.1%	$788,834	88.0%	59.8%	660

"Non Same Store"
2 Herald Square (3)	100.0	Herald Square	Leasehold Interest	1	369,000	1.4	81.6	N/A	N/A	N/A	N/A	$29,664	3.4	2.3	3

				1	369,000	1.4%	81.6%	—	—	—	—	$29,664	3.4%	2.3	3

Total / Weighted Average Consolidated Properties				21	12,756,091	47.1%	91.4%	91.5%	91.1%	91.1%	91.1%	$818,498	91.4%	62.1%	663

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	2.0	96.1	95.4	91.1	91.3	91.0	$49,168		1.8	33
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.1	92.0	92.3	93.4	89.4	90.3	63,605		2.4	37
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.5	92.8	92.8	93.0	93.0	91.8	118,725		4.5	37
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.7	94.2	90.2	90.2	90.2	90.2	31,268		1.2	44
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	1.9	96.4	94.6	95.0	99.1	99.1	36,714		1.7	42
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.4	100.0	100.0	100.0	100.0	100.0	97,840		3.8	9
Added to Same Store in 2018
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.3	83.7	81.1	77.6	69.0	66.8	29,092		1.2	38
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.5	100.0	100.0	100.0	100.0	98.0	159,382		7.3	11

Subtotal / Weighted Average				8	7,692,439	28.4%	96.4%	95.9%	95.6%	95.1%	94.2%	$585,794		24.0%	251

"Non Same Store"
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	6.5	98.5	98.5	98.4	98.4	97.7	$133,402		5.8	13
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	7.6	98.5	98.5	98.5	N/A	N/A	132,076		2.4	27

Subtotal / Weighted Average				2	3,798,725	14.0%	98.5%	98.5%	98.5%	98.4%	97.7%	$265,478		8.2%	40

Total / Weighted Average Unconsolidated Properties				10	11,491,164	42.4%	97.1%	96.7%	96.5%	95.7%	94.9%	$851,272		32.2%	291

Manhattan Operating Properties Grand Total / Weighted Average				31	24,247,255	89.5%	94.1%	94.0%	93.7%	93.1%	92.7%	$1,669,770			954
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,238,129		94.3%
Manhattan Operating Properties Same Store Occupancy %					20,079,530	82.8%	93.5%	93.2%	92.8%	92.6%	92.3%
Manhattan Operating Properties Same Store Leased Occupancy %							95.9%	95.5%	95.6%	95.3%	94.7%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) Property is under contract for the sale of a joint venture interest and has been classified as held for sale as of June 30, 2018.

Supplemental Information	30	Second Quarter 2018

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive (1)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	74.8	74.8	74.8	74.8	74.8	$1,928	0.2	0.1	2
1100 King Street - 2 Int'l Drive (1)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	68.3	68.3	65.4	63.5	63.5	1,663	0.2	0.1	8
1100 King Street - 3 Int'l Drive (1)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	58.4	58.4	58.4	58.4	58.4	1,071	0.1	0.1	3
1100 King Street - 4 Int'l Drive (1)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	66.9	66.9	67.3	51.2	51.2	1,149	0.1	0.1	7
1100 King Street - 5 Int'l Drive (1)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	96.6	96.6	96.6	96.6	96.6	2,134	0.2	0.2	11
1100 King Street - 6 Int'l Drive (1)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	28.6	45.4	62.8	68.7	68.7	880	0.1	0.1	3
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	92.9	86.8	92.2	92.2	79.4	5,970	0.7	0.5	13
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	87.3	87.3	87.5	87.5	95.8	5,602	0.6	0.4	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.8	100.0	100.0	100.0	100.0	100.0	6,194	0.7	0.5	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.4	100.0	100.0	99.3	99.3	98.4	15,409	1.8	1.2	22
"Same Store" Westchester, New York Subtotal/Weighted Average				10	1,647,000	7.1%	85.8%	85.7%	87.2%	86.6%	85.7%	$42,001	4.8%	3.2%	85

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.2	87.4	85.5	90.0	84.9	86.5	$9,041	1.0	0.7	60
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	97.0	94.6	97.0	85.7	80.1	1,121	0.1	0.1	8
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	75.4	76.9	76.9	76.9	76.9	3,412	0.4	0.3	19
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	92.4	92.4	92.4	93.5	92.4	3,339	0.4	0.3	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	98.6	98.6	98.3	98.3	98.3	1,039	0.1	0.1	9
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	93.7	93.7	93.7	93.7	4,220	0.5	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	762	0.1	0.1	2
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	84.7	80.5	80.9	67.9	67.9	5,715	0.7	0.4	23
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	90.4	97.4	94.6	92.1	92.1	4,399	0.5	0.3	27
"Same Store" Connecticut Subtotal/Weighted Average				9	1,188,200	3.4%	88.7%	88.5%	89.5%	85.5%	85.6%	$33,048	3.8%	2.5%	169

Total / Weighted Average Consolidated Properties				19	2,835,200	10.5%	87.0%	86.9%	88.2%	86.1%	85.6%	$75,048	8.6%	5.7%	254

Suburban Operating Properties Grand Total / Weighted Average				19	2,835,200	10.5%	87.0%	86.9%	88.2%	86.1%	85.6%	$75,048			254
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$75,048		5.7%
Suburban Operating Properties Same Store Occupancy %					2,835,200	100.0%	87.0%	86.9%	88.2%	86.1%	85.6%
Suburban Operating Properties Same Store Leased Occupancy %							87.2%	87.6%	88.5%	87.9%	86.2%

(1) Property is under contract for sale as of June 30, 2018.

Supplemental Information	31	Second Quarter 2018

SELECTED PROPERTY DATA Retail and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.0	100.0	100.0	100.0	100.0	100.0	$2,831	1.2	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,932	1.7	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,535	1.0	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	10.0	89.6	89.6	89.6	89.6	89.6	12,764	3.5	8
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	38.0	99.4	99.4	100.0	100.0	100.0	16,969	23.1	9
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	17.0	100.0	100.0	100.0	100.0	100.0	48,329	7.2	6
724 Fifth Avenue (1)	50.0	Plaza District	Fee Interest	1	65,010	9.0	84.7	84.7	84.7	84.7	92.1	24,005	16.3	8
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.0	100.0	100.0	100.0	100.0	100.0	14,383	19.6	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	1.0	100.0	100.0	100.0	100.0	100.0	1,857	2.3	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.0	100.0	100.0	100.0	100.0	100.0	1,796	2.4	3
Added to Same Store in 2018
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.0	100.0	100.0	100.0	100.0	100.0	3,403	4.6	1
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.0	67.5	67.5	67.5	67.5	67.5	25,177	17.1	2
Subtotal/Weighted Average				14	702,553	100.0%	94.7%	94.7%	94.9%	94.9%	95.6%	$156,981	100.0%	47

Total / Weighted Average Retail Properties				14	702,553	100.0%	94.7%	94.7%	94.9%	94.9%	95.6%	$156,981	100.0%	47

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (2)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest		222,855	333	95.5	95.5	85.9	88.0	91.9	$4,230	$16,090
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	262	90.8	92.3	92.3	92.3	93.1	3,665	12,056
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	95.2	98.4	96.8	94.4	93.7	3,532	5,619
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	95.8	94.8	99.0	100.0	88.5	3,998	4,732
Stonehenge Portfolio	Various		Fee Interest	8	938,911	1,064	95.9	96.1	94.1	92.6	94.2	4,229	59,272
Added to Same Store in 2018
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	82.9	79.4	77.6	75.5	81.0	3,976	52,605
Subtotal/Weighted Average				12	2,601,856	3,057	90.4%	89.4%	87.0%	85.8%	88.6%	$4,053	$150,374

"Non Same Store" Residential
Upper East Side Residential	94.0	Upper East Side	Fee Interest	1	27,000	28	42.9	42.9	42.9	42.9	39.3	$1,181	$703
Subtotal/Weighted Average				1	27,000	28	42.9%	42.9%	42.9%	42.9%	39.3%	$1,181	$703

Total / Weighted Average Residential Properties				13	2,628,856	3,085	90.0%	88.9%	86.6%	85.4%	88.1%	$4,041	$151,078

(1) Property is under contract for sale as of June 30, 2018.
(2) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	32	Second Quarter 2018

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	3.0	17.0	17.0	17.0	17.0	26.6	$197	0.8	$7,797	7
5-7 Dey Street, 183 & 187 Broadway	100.0	Lower Manhattan	Fee Interest	3	82,700	11.0	—	—	—	—	—	—	—	42,760	—
562 Fifth Avenue (1)	100.0	Plaza District	Fee Interest	1	42,635	6.0	100.0	100.0	100.0	100.0	100.0	4,000	15.8	68,752	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	22.0	3.0	5.2	67.8	68.3	72.8	380	1.5	212,433	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	9.0	100.0	100.0	100.0	100.0	—	33,190	65.7	381,993	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.0	—	—	—	—	—	—	—	76,739	—
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	47.0	58.2	58.2	58.2	56.6	50.1	16,391	16.2	339,668	7
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	—	—	—	100.0	100.0	100.0	—	—	7,030	—
Total / Weighted Average Development / Redevelopment Properties				11	736,199	100.0%	43.8%	44.3%	58.0%	57.4%	46.2%	$54,158	100.0%	$1,137,172	18

(1) Subject to a long-term, third party net operating lease. The lease contains a property purchase option for $100.0 million with annual escalations in the purchase price starting in December 2018.

Construction in Progress

									Future Equity				Fees Payable to the Company
					Land Contributed		Equity Contributed (1)		Contributions (2)		Financing		and JV Contingencies (1)		Total
Building	Gross	Ownership	Estimated	Percentage		Market									Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Funded	Remaining	Budget

One Vanderbilt	1,730,989	71.0	Q3 2020	31.0	$331,490	$235,946	$317,089	$141,707	$260,475	$383,293	$375,000	$1,125,000	$51,150	$88,850	$3,310,000

Total Construction In Progress					$331,490	$235,946	$317,089	$141,707	$260,475	$383,293	$375,000	$1,125,000	$51,150	$88,850	$3,310,000

(1) Includes joint venture fees paid to the Company, including development fee, direct personnel expense, leasing commissions and financing fee. Also includes up to $50.0 million of additional discretionary owner contingencies.

Supplemental Information	33	Second Quarter 2018

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
19-21 East 65th Street (1)	100.0	Plaza District	Fee Interest	2	23,610	1.2	17.0	17.0	17.0	17.0	26.6	197	0.1	0.1	7
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,403	0.9	1.5	1
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	217,519	10.7	99.4	99.4	100.0	100.0	100.0	13,451	3.7	6.0	8
719 Seventh Avenue (1)	75.0	Times Square	Fee Interest	1	10,040	0.5	—	—	—	—	—	—	—	—	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.0	100.0	100.0	100.0	100.0	100.0	14,383	4.0	6.4	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,857	0.5	0.7	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.6	100.0	100.0	100.0	100.0	100.0	1,796	0.5	0.8	3
1640 Flatbush Avenue (1)	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.0	—	—	100.0	100.0	100.0	—	—	—	—

Subtotal / Weighted Average				9	336,620	16.6%	90.5%	90.5%	91.2%	91.2%	91.9%	$35,087	9.6%	15.6%	25

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.8	100.0	100.0	100.0	100.0	100.0	$2,831	0.8	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.6	100.0	100.0	100.0	100.0	100.0	3,932	1.1	0.6	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,535	0.4	0.3	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.4	89.6	89.6	89.6	89.6	89.6	12,764	3.5	1.1	8
650 Fifth Avenue (1)	50.0	Plaza District	Leasehold Interest	1	69,214	3.4	100.0	100.0	100.0	100.0	—	33,190	9.1	7.4	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	5.9	100.0	100.0	100.0	100.0	100.0	48,329	13.3	2.4	6
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.2	84.7	84.7	84.7	84.7	92.1	24,005	6.6	5.4	8
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	2.8	67.5	67.5	67.5	67.5	67.5	25,177	6.9	5.6	2

Subtotal / Weighted Average				10	417,184	20.5%	91.4%	91.4%	91.4%	91.4%	76.0%	$151,763	41.7%	23.2%	29

Total / Weighted Average Prime Retail				19	753,804	37.1%	91.0%	91.0%	91.3%	91.3%	83.1%	$186,850	54.7%	38.8%	54

OTHER RETAIL - Consolidated Properties
2 Herald Square (2)	100.0	Herald Square	Leasehold Interest	1	94,531	4.7	59.9	N/A	N/A	N/A	N/A	$12,270	3.4	5.5	1
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.0	100.0	100.0	100.0	100.0	100.0	$3,267	0.9	1.5	7
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	98.7	86.8	86.8	86.8	86.8	2,877	0.8	1.2	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.6	100.0	100.0	100.0	100.0	100.0	4,703	1.3	2.1	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.7	85.6	85.6	85.6	68.4	68.4	2,676	0.7	1.2	5
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	100.0	100.0	88.0	88.0	88.0	533	0.1	0.2	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.2	100.0	100.0	100.0	100.0	100.0	3,468	1.0	1.5	6
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717	0.5	75.4	75.4	75.4	75.4	52.6	1,678	0.5	0.3	9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	575	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.2	100.0	100.0	96.5	96.5	100.0	4,792	1.3	2.1	6
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,276	0.6	1.0	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.1	100.0	100.0	100.0	100.0	100.0	5,645	1.6	2.5	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.0	100.0	100.0	100.0	100.0	100.0	1,940	0.5	0.9	2
609 Fifth Avenue (1)	100.0	Rockefeller Center	Fee Interest	1	34,836	1.7	—	—	100.0	100.0	100.0	—	—	—	—
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.7	100.0	100.0	100.0	100.0	100.0	22,687	6.2	10.1	19
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.1	100.0	100.0	100.0	100.0	100.0	3,349	0.9	1.5	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.4	100.0	100.0	100.0	100.0	100.0	3,692	1.0	1.6	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.3	100.0	100.0	100.0	100.0	100.0	2,944	0.8	1.3	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.2	100.0	100.0	100.0	100.0	96.8	2,763	0.8	1.2	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	0.9	100.0	100.0	100.0	100.0	100.0	4,299	1.2	1.9	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	284	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.8	100.0	100.0	100.0	100.0	100.0	6,641	1.8	3.0	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	100.0	100.0	100.0	100.0	2,793	0.8	1.2	6
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956	9.2	100.0	100.0	100.0	100.0	95.3	33,158	9.1	8.4	9

Subtotal / Weighted Average				24	918,845	45.3%	91.3%	94.6%	98.6%	97.8%	96.6%	$129,310	35.5%	50.8%	122

(1) Development / Redevelopment properties.
(2) Property is under contract for the sale of a joint venture interest and has been classified as held for sale as of June 30, 2018.

Supplemental Information	34	Second Quarter 2018

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165		3.7	100.0	100.0	100.0	100.0	100.0	$18,773	5.2	4.1	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		1.9	100.0	100.0	100.0	100.0	100.0	3,737	1.0	0.9	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		1.9	98.7	96.6	96.6	96.6	96.6	3,579	1.0	1.0	6
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461		0.2	100.0	100.0	100.0	100.0	100.0	502	0.1	0.1	5
55 West 46th Street (1)	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.0	100.0	100.0	100.0	100.0	100.0	3,676	1.0	0.8	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.4	100.0	100.0	12.5	12.5	12.5	2,154	0.6	0.5	3
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157		2.6	100.0	100.0	100.0	100.0	100.0	5,384	1.5	1.2	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.5	100.0	100.0	100.0	100.0	100.0	1,916	0.5	0.5	2
919 Third Avenue	51	Grand Central North	Fee Interest	1	31,004		1.5	100.0	100.0	100.0	100.0	100.0	3,594	1.0	0.8	5
World Wide Plaza	24.35	Westside	Fee Interest	1	10,592	(2)	0.5	100.0	100.0	100.0	N/A	N/A	1,358	0.4	0.1	8
Stonehenge Portfolio	Various		Fee Interest	3	22,551		1.1	83.1	88.9	88.9	100.0	100.0	2,708	0.7	0.3	9

Subtotal / Weighted Average				14	354,079		17.5%	98.8%	98.9%	92.0%	92.5%	92.5%	$47,592	13.1%	10.4%	57

Total / Weighted Average Other Retail				38	1,272,924		62.8%	93.3%	95.9%	96.6%	96.3%	95.4%	$176,901	48.6%	61.2%	180

Retail Grand Total / Weighted Average				57	2,026,728		100.0%	92.5%	94.0%	94.5%	94.3%	90.6%	$363,751	100.0%		234
Retail Grand Total - SLG share of Annualized Rent													$223,843		100.0%

(1) Redevelopment property.
(2) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Second Quarter 2018

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	100%	SLG%	Tenants
Manhattan Operating Properties
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	2.1	77.1	75.3	74.0	66.6	73.3	$9,584	1.8	1.6	24
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	2.2	83.5	83.4	76.5	73.4	72.9	13,854		2.1	59
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	5.9	99.6	99.6	99.6	99.6	99.3	41,755	8.0	7.1	26
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	2.1	100.0	100.0	100.0	100.0	100.0	15,973	3.0	2.7	12
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	1.9	79.0	75.8	96.6	99.9	99.9	14,629	2.8	2.5	10
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	9.2	99.9	99.9	99.9	99.9	99.9	42,484	8.1	7.2	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	5.5	98.8	98.8	98.8	98.8	98.8	61,726	11.8	10.5	25
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	1.0	100.0	100.0	100.0	100.0	100.0	9,684	1.8	1.6	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	1.6	100.0	100.0	100.0	100.0	100.0	14,547	2.8	2.5	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	5.1	89.3	89.3	86.2	90.7	88.7	32,074	6.1	5.5	19
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	7.6	98.9	98.9	98.8	98.1	98.0	48,857	9.3	8.3	30
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	6.7	95.8	95.2	97.9	96.8	94.6	47,564	9.1	8.1	49
919 Third Avenue (3)	51.0	Grand Central North	Fee Interest	1	1,454,000	14.1	100.0	100.0	100.0	100.0	100.0	97,840		8.5	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	10.3	96.7	98.1	98.1	98.1	99.0	93,999	17.9	16.0	14
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	5.5	88.5	90.5	90.0	88.0	88.6	40,205	7.7	6.8	37

Subtotal / Weighted Average				15	8,303,245	80.8%	96.0%	96.1%	96.4%	96.2%	96.2%	$584,776	90.1%	91.1%	331

Total / Weighted Average Manhattan Consolidated Properties				15	8,303,245	80.8%	96.0%	96.1%	96.4%	96.2%	96.2%	$584,776	90.1%		331
Total Manhattan Consolidated Properties - SLG share of Annualized Rent												$535,449		91.1%

Suburban Operating Properties
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive (4)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	74.8	74.8	74.8	74.8	74.8	$1,928	0.4	0.3	2
1100 King Street - 2 Int'l Drive (4)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	68.3	68.3	65.4	63.5	63.5	1,663	0.3	0.3	8
1100 King Street - 3 Int'l Drive (4)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	58.4	58.4	58.4	58.4	58.4	1,071	0.2	0.2	3
1100 King Street - 4 Int'l Drive (4)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	66.9	66.9	67.3	51.2	51.2	1,149	0.2	0.2	7
1100 King Street - 5 Int'l Drive (4)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	96.6	96.6	96.6	96.6	96.6	2,134	0.4	0.4	11
1100 King Street - 6 Int'l Drive (4)	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.9	28.6	45.4	62.8	68.7	68.7	880	0.2	0.1	3
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	2.4	92.9	86.8	92.2	92.2	79.4	5,970	1.1	1.0	13
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	2.4	87.3	87.3	87.5	87.5	95.8	5,602	1.1	1.0	8
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	2.2	100.0	100.0	100.0	100.0	100.0	6,194	1.2	1.1	8
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	3.7	100.0	100.0	99.3	99.3	98.4	15,409	2.9	2.6	22
Westchester, New York Subtotal / Weighted Average				10	1,647,000	16.0%	85.8%	85.7%	87.2%	86.6%	85.7%	$42,000	8.0%	7.1%	85

"Same Store" Connecticut
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	1.8	84.7	80.5	80.9	67.9	67.9	$5,715	1.1	1.0	23
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	1.4	90.4	97.4	94.6	92.1	92.1	4,399	0.8	0.7	27
Connecticut Subtotal/Weighted Average				2	325,400	3.2%	87.2%	87.9%	87.0%	78.6%	78.6%	$10,114	1.9%	1.7%	50

Total / Weighted Average Suburban Consolidated Properties				12	1,972,400	19.2%	86.0%	86.1%	87.2%	85.3%	84.5%	$52,115	9.9%		135
Total Suburban Consolidated Properties - SLG share of Annualized Rent												$52,115		8.9%

Reckson Operating Properties Grand Total / Weighted Average				27	10,275,645	100.0%	94.1%	94.2%	94.6%	94.1%	93.9%	$636,890	100.0%		466
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent												$587,563		100.0%
Reckson Operating Properties Same Store Occupancy %					10,275,645	100.0%	94.1%	94.2%	94.6%	94.1%	93.9%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) Unconsolidated property.
(4) Property is under contract for sale as of June 30, 2018.

Supplemental Information	36	Second Quarter 2018

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

Retail
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	1.0	100.0	100.0	100.0	100.0	100.0	$3,403	8.7	1
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	16.0	89.6	89.6	89.6	89.6	89.6	12,764	6.5	8
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	270,132	65.0	99.4	99.4	100.0	100.0	100.0	16,969	43.4	9
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	5.0	100.0	100.0	100.0	100.0	100.0	14,383	36.8	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	12.0	100.0	100.0	100.0	100.0	100.0	1,796	4.6	3
Total Retail Properties				6	416,816	100.0%	97.9%	97.9%	98.3%	98.3%	98.3%	$49,315	100.0%	22

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Annualized	Average Monthly	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	Rent Per Unit ($'s) (1)	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	222,855	333	95.5	95.5	85.9	88.0	91.9	$16,090	$4,230	318
Total Residential Properties				1	222,855	333	95.5%	95.5%	85.9%	88.0%	91.9%	$16,090	$4,230	318

Development / Redevelopment
	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized	Gross Total RE	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-18	Mar-18	Dec-17	Sep-17	Jun-17	Cash Rent ($'s)	Book Value	Tenants
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	100	3.0	5.2	67.8	68.3	72.8	$380	$212,433	2
Total Development / Redevelopment Properties				1	160,000	100%	3.0%	5.2%	67.8%	68.3%	72.8%	$380	$212,433	2

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	37	Second Quarter 2018

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

		Lease	Total Rentable	Annualized	SLG Share of	% of SLG Share of	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent	Annualized Cash Rent ($)	Annualized Cash Rent (2)	Rent PSF	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue	2020	1,146,881	$72,570	$72,570	5.0%	$63.28
	11 Madison Avenue	2037	1,265,841	78,077	46,846	3.2%	61.68
	1055 Washington Blvd	2019	2,525	95	95	—%	37.58
			2,415,247	150,742	119,511	8.2%	62.41	A

Viacom International, Inc.	1515 Broadway	2031	1,470,284	90,028	51,316	3.5%	60.98
		2028	9,106	1,870	1,066	0.1%	205.39
			1,479,390	91,898	52,382	3.6%	62.12	BBB-

Ralph Lauren Corporation	625 Madison Avenue	2019	386,785	30,438	30,438	2.1%	78.69	A-
Sony Corporation	11 Madison Avenue	2031	578,791	44,179	26,507	1.8%	76.33	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	577,438	46,818	23,877	1.6%	81.08
King & Spalding	1185 Avenue of the Americas	2025	218,275	19,775	19,775	1.4%	90.60

The City of New York	100 Church Street	2034	509,068	18,166	18,166	1.2%	35.69
	420 Lexington Avenue	2030	4,077	272	272	0.1%	66.64
			513,145	18,438	18,438	1.3%	35.93	Aa2

Advance Magazine Group, Fairchild Publications	750 Third Avenue	2021	286,622	14,506	14,506	1.0%	50.61
	485 Lexington Avenue	2021	52,573	3,587	3,587	0.2%	68.24
			339,195	18,093	18,093	1.2%	53.34

Victoria's Secret Stores, Inc.	2 Herald Square	2022	115,896	17,982	17,982	1.2%	155.16

Metro-North Commuter Railroad Company	420 Lexington Avenue	2034	327,117	17,436	17,436	1.2%	53.30
	110 East 42nd Street	2021	1,840	110	110	—%	59.56
			328,957	17,546	17,546	1.2%	53.34	Aa2

Giorgio Armani Corporation	752-760 Madison Avenue	2024	21,124	14,383	14,383	1.0%	680.88
	717 Fifth Avenue	2022	46,940	20,570	2,242	0.2%	428.99
	762 Madison Avenue	2024	1,264	231	208	—%	182.97
			69,328	35,184	16,833	1.2%	507.50

Nike Retail Services, Inc.	650 Fifth Avenue	2033	69,214	33,190	16,595	1.1%	479.53	AA-
News America Incorporated	1185 Avenue of the Americas	2020	165,086	16,439	16,439	1.1%	99.58	BBB+

C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	338,527	15,121	15,121	1.0%	44.67
	Worldwide Plaza	2027	32,598	2,075	505	0.1%	63.66
			371,125	17,196	15,626	1.1%	46.34	BBB

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	2032	231,114	14,623	14,623	1.0%	63.27
	1055 Washington Blvd.	2028	23,800	845	845	0.1%	35.50
			254,914	15,468	15,468	1.1%	60.68	BBB+

National Hockey League	1185 Avenue of the Americas	2022	148,217	14,944	14,944	1.0%	100.83
Cravath, Swaine & Moore LLP	Worldwide Plaza	2024	617,135	61,226	14,909	1.0%	99.21
Amerada Hess Corp.	1185 Avenue of the Americas	2027	167,169	14,360	14,360	1.0%	85.90	BBB-

WME IMG, LLC	304 Park Avenue	2028	111,281	7,918	7,918	0.5%	71.16
	11 Madison Avenue	2030	103,426	9,023	5,414	0.4%	87.24
			214,707	16,941	13,332	0.9%	78.90

Nomura Holding America Inc.	Worldwide Plaza	2033	819,906	40,758	9,925	0.7%	49.71
	1100 King Street Blgd 5	2028	51,536	1,383	1,383	0.1%	26.83
	810 Seventh Avenue	2026	17,320	1,123	1,123	0.1%	64.84
			888,762	43,264	12,431	0.9%	48.68	A-

Total			9,918,776	$724,121	$495,486	34.0%	$73.01

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Land properties.

Supplemental Information	38	Second Quarter 2018

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.4%	—%
Business Services	2.7%	—%
Financial Services	32.9%	31.4%
Government / Non Profit	3.1%	2.4%
Legal	8.4%	12.9%
Manufacturing	2.4%	8.6%
Medical	2.1%	1.0%
Other	5.0%	5.7%
Professional Services	7.1%	11.5%
Retail	12.4%	0.8%

TAMI
Technology	1.7%	9.2%
Advertising	4.1%	1.0%
Media	13.4%	15.5%
Information	0.3%	—%

Total	100.0%	100.0%

Supplemental Information	39	Second Quarter 2018

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/18			1,432,655

Add: Acquired Vacancies	2 Herald Square		67,917

Space which became available during the Quarter (2):
Office
	3 Columbus Circle	1	3,646	3,649	$85.25
	30 East 40th Street	3	3,104	3,104	70.73
	100 Church Street	1	45,419	45,419	43.34
	100 Park Avenue	1	10,058	10,750	121.02
	110 Greene Street	3	12,422	9,524	56.55
	420 Lexington Avenue	8	17,630	21,747	51.79
	1185 Avenue of the Americas	2	67,200	67,200	74.43
	1350 Avenue of the Americas	2	17,597	18,159	90.46
	Total/Weighted Average	21	177,076	179,552	$67.44

Storage
	110 Greene Street	1	1,346	1,346	$30.31
	Total/Weighted Average	1	1,346	1,346	$30.31

	Total Space which became available during the quarter
	Office	21	177,076	179,552	$67.44
	Storage	1	1,346	1,346	$30.31
		22	178,422	180,898	$67.17

	Total Available Space		1,678,994

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	40	Second Quarter 2018

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,678,994

Office
	3 Columbus Circle	2	7.7	7,622	7,701	$77.26	$80.20	$16.59	3.0
	10 East 53rd Street	2	9.3	9,316	10,397	105.86	99.58	90.13	4.3
	30 East 40th Street	2	12.6	3,109	3,901	60.94	58.04	31.75	7.3
	100 Church Street	1	15.6	45,419	46,492	65.00	42.34	57.33	7.0
	100 Park Avenue	1	10.2	7,592	8,583	90.00	71.17	101.58	2.0
	110 East 42nd Street	1	5.3	3,860	3,965	61.00	—	104.91	3.0
	110 Greene Street	5	5.0	11,879	12,941	64.05	46.31	43.35	1.9
	220 East 42nd Street	1	0.6	12,700	13,716	45.00	—	23.20	—
	420 Lexington Avenue	17	8.0	39,807	52,934	61.19	58.05	46.44	4.1
	461 Fifth Avenue	1	10.5	6,472	6,882	92.00	90.36	121.73	6.0
	521 Fifth Avenue	1	10.8	18,516	20,987	60.00	—	97.71	9.0
	800 Third Avenue	1	10.5	9,490	9,575	65.00	64.04	—	6.0
	810 Seventh Avenue	1	3.1	3,604	3,604	62.00	55.38	—	1.0
	1185 Avenue of the Americas	1	7.5	52,800	56,728	71.27	68.91	—	—
	1350 Avenue of the Americas	3	5.1	6,372	6,597	74.37	104.95	94.50	2.5
	Total/Weighted Average	40	9.1	238,558	265,003	$67.65	$61.82	$45.25	3.8

Retail
	11 Madison Avenue	1	10.3	479	479	$125.26	$—	$35.49	4.0
	110 Greene Street	1	0.4	1,913	1,913	156.82	278.67	—	—
	Total/Weighted Average	2	2.4	2,392	2,392	$150.50	$278.67	$7.11	0.8

Storage
	110 Greene Street	1	11.0	225	225	35.00	$—	$—	9.50
	Total/Weighted Average	1	11	225	225	$35.00	$—	$—	9.5

Leased Space
	Office (3)	40	9.1	238,558	265,003	$67.65	$61.82	$45.25	3.8
	Retail	2	2.4	2,392	2,392	$150.50	$278.67	$7.11	0.8
	Storage	1	11.0	225	225	$35.00	$—	$—	9.5
	Total	43	9.0	241,175	267,620	$68.36	$63.75	$44.94	3.8

Total Available Space as of 6/30/18				1,437,819

Early Renewals
Office
	3 Columbus Circle	1	5.0	4,855	4,855	$82.00	$76.32	$—	$—
	30 East 40th Street	2	9.0	1,968	2,366	61.38	62.83	—	—
	110 Greene Street	1	1.0	11,854	11,684	94.46	67.45	—	—
	125 Park Avenue	1	10.6	32,503	33,766	63.00	63.17	79.00	2.0
	420 Lexington Avenue	5	2.9	19,694	27,940	66.37	60.99	11.12	0.5
	521 Fifth Avenue	1	5.2	6,542	8,055	67.00	92.41	30.54	2.0
	800 Third Avenue	1	2.1	4,956	5,436	63.00	59.14	—	1.0
	810 Seventh Avenue	1	1.0	44,874	44,874	66.40	60.90	—	—
	1350 Avenue of the Americas	1	5.3	1,555	1,555	72.00	74.55	10.00	4.0
	Total/Weighted Average	14	4.3	128,801	140,531	$68.33	$64.46	$23.05	0.8

Retail
	11 Madison Avenue	1	0.7	435	275	$178.91	$178.91	$—	$—
	625 Madison Avenue	1	5.0	2,762	3,239	531.59	603.87	—	—
	World Wide Plaza	2	10.0	1,976	1,900	225.00	218.33	—	—
	Total/Weighted Average	4	6.5	5,173	5,414	$406.08	$446.98	$—	$—

Renewals
	Early Renewals Office	14	4.3	128,801	140,531	$68.33	$64.46	$23.05	0.8
	Early Renewals Retail	4	6.5	5,173	5,414	$406.08	$446.98	$—	—
	Total	18	4.4	133,974	145,945	$80.86	$78.65	$22.20	0.7

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $69.39/rsf for 212,404 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $68.97/rsf for 352,935 rentable SF.

Supplemental Information	41	Second Quarter 2018

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/18			690,722

Less: Sold Vacancies	—		(246,811)

Space which became available during the Quarter (2):
Office
	1100 King Street - 6 Int'l Drive, Rye Brook, New York	1	15,148	15,148	$25.81
	360 Hamilton Avenue, White Plains, New York	1	2,650	2,650	40.17
	1 Landmark Square, Stamford, Connecticut	3	8,427	8,427	29.14
	4 Landmark Square, Stamford, Connecticut	1	7,807	7,807	32.50
	1010 Washington Boulevard, Stamford, Connecticut	1	10,005	10,387	38.32
	Total/Weighted Average	7	44,037	44,419	$31.40

Retail
	3 Landmark Square, Stamford, Connecticut	1	1,922	1,922	$37.54
	4 Landmark Square, Stamford, Connecticut	1	771	771	17.00
		2	2,693	2,693	$31.66

Storage
	1 Landmark Square, Stamford, Connecticut	2	700	700	$38.14
	5 Landmark Square, Stamford, Connecticut	1	100	100	15.00
	Total/Weighted Average	3	800	800	$35.25

	Total Space which became available during the Quarter
	Office	7	44,037	44,419	$31.40
	Retail	2	2,693	2,693	$31.66
	Storage	3	800	800	$35.25
		12	47,530	47,912	$31.48

	Total Available Space		491,441

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	42	Second Quarter 2018

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				491,441

Office
	100 Summit Lake Drive, Valhalla, New York	2	7.7	15,269	15,269	$27.40	$27.29	$40.99	—
	360 Hamilton Avenue, White Plains, New York	1	3.5	2,650	2,650	41.00	40.17	15.00	6.8
	1 Landmark Square, Stamford, Connecticut	4	9.5	14,800	14,800	41.13	46.20	4.70	1.2
	2 Landmark Square, Stamford, Connecticut	1	6.0	1,104	1,104	33.50	—	36.37	4.0
	4 Landmark Square, Stamford, Connecticut	1	3.3	7,807	7,807	32.50	32.50	7.50	3.0
	1055 Washington Boulevard, Stamford, Connecticut	3	4.8	7,780	6,798	31.54	36.62	29.42	4.0
	Total/Weighted Average	12	6.9	49,410	48,428	$33.88	$37.50	$21.35	1.9

Retail
	4 Landmark Square, Stamford, Connecticut	1	5.0	771	771	$17.00	$17.00	$—	—
	Total/Weighted Average	1	5.0	771	771	$17.00	$17.00	$—	—

Storage
	1 Landmark Square, Stamford, Connecticut	2	1.5	300	322	$11.89	$10.00	$—	—
	5 Landmark Square, Stamford, Connecticut	1	2.5	100	100	15.00	15.00	—	—
	Total/Weighted Average	3	1.7	400	422	$12.63	$11.67	$—	—

Leased Space
	Office (3)	12	6.9	49,410	48,428	$33.88	$37.50	$21.35	1.9
	Retail	1	5	771	771	$17.00	$17.00	$—	—
	Storage	3	1.7	400	422	$12.63	$11.67	$—	—
	Total	16	6.8	50,581	49,621	$33.44	$36.86	$20.84	1.8

Total Available Space as of 6/30/18				440,860

Early Renewals
Office
	360 Hamilton Avenue, White Plains, New York	1	5.5	1,144	2,449	$39.00	$39.53	$10.00	19.5
	1 Landmark Square, Stamford, Connecticut	1	5.4	1,020	1,020	39.00	38.88	10.00	5.0
	3 Landmark Square, Stamford, Connecticut	1	6.8	3,271	3,271	34.00	36.06	15.00	17.0
	1055 Washington Boulevard, Stamford, Connecticut	1	3.3	5,750	5,934	37.00	35.25	6.00	9.3
	Total/Weighted Average	4	4.8	11,185	12,674	$36.77	$36.58	$9.42	12.9

Renewals
	Early Renewals Office	4	4.8	11,185	12,674	$36.77	$36.58	$9.42	12.9
	Total	4	8.1	11,185	12,674	$32.50	$38.11	$29.76	10.9

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $35.52/rsf for 35,552 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $35.85/rsf 48,226 rentable SF.

Supplemental Information	43	Second Quarter 2018

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2018 (1)	5	3,397	0.03%	$70,451	$20.74	$23.47	1	291	—%	$6,600	$22.68	$25.00
2nd Quarter 2018 (1)	1	4,612	0.04%	371,667	80.59	86.48	3	13,358	0.12%	1,019,163	76.30	74.36
3rd Quarter 2018	10	191,062	1.56%	13,389,519	70.08	76.47	4	17,600	0.15%	1,344,714	76.40	71.77
4th Quarter 2018	21	108,645	0.89%	8,814,147	81.13	83.32	8	100,719	0.88%	10,356,113	102.82	87.41

Total 2018	37	307,716	2.52%	$22,645,784	$73.59	$78.46	16	131,968	1.15%	$12,726,590	$96.44	$83.86

2019	78	970,214	7.93%	$71,996,642	$74.21	$70.89	26	369,422	3.22%	$29,477,667	$79.79	$84.40
2020	95	2,297,837	18.78%	151,686,531	66.01	70.36	29	297,735	2.59%	19,926,472	66.93	70.85
2021	98	1,190,229	9.73%	70,767,201	59.46	67.08	38	977,530	8.51%	71,686,783	73.33	75.09
2022	92	1,224,199	10.01%	93,679,941	76.52	84.72	36	312,309	2.72%	26,693,993	85.47	89.35
2023	62	824,154	6.74%	49,376,534	59.91	65.40	17	462,070	4.02%	37,960,637	82.15	79.68
2024	32	289,330	2.36%	20,190,637	69.78	73.79	26	1,046,765	9.11%	101,287,442	96.76	85.95
2025	31	508,411	4.16%	49,699,736	97.76	92.32	16	553,655	4.82%	43,364,088	78.32	83.22
2026	26	758,716	6.20%	48,407,669	63.80	68.28	19	486,909	4.24%	49,812,461	102.30	109.17
2027	37	574,373	4.69%	43,589,789	75.89	72.90	17	310,167	2.70%	26,754,849	86.26	91.44
Thereafter	81	3,289,923	26.88%	190,007,227	57.75	67.00	56	6,536,242	56.92%	431,582,331	66.03	84.55
	669	12,235,102	100.00%	$812,047,691	$66.37	$71.47	296	11,484,772	100.00%	$851,273,313	$74.12	$84.61

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to June 30, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of June 30, 2018. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	44	Second Quarter 2018

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2018 (1)	8	38,708	1.67%	$1,603,869	$41.44	$37.16	—	—	—%	$—	$—	$—
2nd Quarter 2018 (1)	—	—	—%	—	—	—	—	—	—%	—	—	—
3rd Quarter 2018	7	46,525	2.01%	1,439,676	30.94	30.03	—	—	—%	—	—	—
4th Quarter 2018	8	59,611	2.58%	2,051,748	34.42	37.65	—	—	—%	—	—	—

Total 2018	23	144,844	6.26%	$5,095,293	$35.18	$35.07	—	—	—%	$—	$—	$—

2019	37	384,997	16.63%	$11,319,623	$29.40	$29.10	—	—	—%	$—	$—	$—
2020	47	283,976	12.27%	10,036,038	35.34	35.78	—	—	—%	—	—	—
2021	37	308,729	13.34%	10,352,756	33.53	33.07	—	—	—%	—	—	—
2022	28	125,894	5.44%	4,741,512	37.66	38.56	—	—	—%	—	—	—
2023	28	201,963	8.73%	6,811,578	33.73	33.18	—	—	—%	—	—	—
2024	7	48,634	2.10%	1,579,212	32.47	32.84	—	—	—%	—	—	—
2025	10	154,594	6.68%	4,742,479	30.68	30.71	—	—	—%	—	—	—
2026	16	291,946	12.61%	10,059,327	34.46	33.82	—	—	—%	—	—	—
2027	4	75,803	3.28%	1,863,245	24.58	27.06	—	—	—%	—	—	—
Thereafter	17	293,094	12.66%	8,447,177	28.82	29.00	—	—	—%	—	—	—
	254	2,314,474	100.00%	$75,048,240	$32.43	$32.40	—	—	—%	$—	$—	$—

	(1) Includes month to month holdover tenants that expired prior to June 30, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of June 30, 2018. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	45	Second Quarter 2018

ANNUAL LEASE EXPIRATIONS Retail Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2018 (1)	1	1,527	0.49%	$36,000	$23.58	$24.75	2	25,334	6.61%	$1,704,146	$67.27	$99.26
2019	3	2,400	0.77%	73,232	30.51	32.04	3	10,693	2.79%	146,143	13.67	14.35
2020	4	8,201	2.63%	914,576	111.52	187.39	3	25,424	6.63%	5,711,143	224.64	226.48
2021	1	108,148	34.65%	7,346,848	67.93	70.00	3	21,411	5.59%	4,459,779	208.29	128.09
2022	1	1,165	0.37%	200,004	171.68	299.00	2	50,808	13.26%	24,062,039	473.59	510.78
2023	3	9,825	3.15%	1,156,224	117.68	138.76	3	12,764	3.33%	1,884,478	147.64	233.49
2024	4	74,286	23.80%	16,981,040	228.59	233.24	1	7,793	2.03%	4,898,196	628.54	898.00
2025	3	33,944	10.88%	905,066	26.66	24.15	3	16,143	4.21%	1,247,313	77.27	70.43
2026	1	5,218	1.67%	3,402,784	652.12	537.00	3	69,206	18.05%	25,966,916	375.21	372.53
2027	1	1,358	0.44%	118,893	87.55	96.00	2	9,288	2.42%	1,020,853	109.91	103.33
Thereafter	3	66,013	21.15%	3,951,605	59.86	83.99	4	134,447	35.08%	80,662,024	599.95	607.64
	25	312,085	100.00%	$35,086,272	$112.43	$120.34	29	383,311	100.00%	$151,763,030	$395.93	$408.73
Vacancy (5)		24,256				231.20		38,297				100.82
		336,341				$128.34		421,608				$380.76

Other Retail
2018 (1)	6	13,419	1.59%	$1,836,838	$136.88	$205.74	2	1,081	0.31%	$92,165	$85.26	$170.62
2019	5	56,212	6.64%	5,109,625	90.90	116.94	3	7,520	2.14%	1,251,783	166.46	200.16
2020	7	20,225	2.39%	5,090,175	251.68	361.70	2	31,930	9.11%	1,368,973	42.87	45.60
2021	12	24,579	2.90%	2,926,278	119.06	163.27	4	5,185	1.48%	421,048	81.21	90.51
2022	14	181,851	21.49%	29,013,518	159.55	206.68	7	18,607	5.31%	2,566,126	137.91	177.92
2023	7	41,701	4.93%	5,948,582	142.65	156.46	4	15,851	4.52%	2,083,832	131.46	123.70
2024	8	29,730	3.51%	7,144,268	240.31	223.48	5	14,543	4.15%	1,323,164	90.98	87.59
2025	10	33,285	3.93%	11,496,543	345.40	361.72	1	330	0.09%	44,462	134.73	127.00
2026	6	19,697	2.33%	9,018,347	457.85	438.78	5	39,329	11.22%	6,199,267	157.63	169.21
2027	14	66,455	7.85%	17,068,782	256.85	267.63	6	13,895	3.96%	1,723,555	124.04	129.80
Thereafter	34	359,015	42.43%	34,655,522	96.53	106.06	18	202,368	57.71%	30,517,676	150.80	153.92
	123	846,169	99.99%	$129,308,478	$152.82	$174.86	57	350,639	100.00%	$47,592,051	$135.73	$142.05
Vacancy (5)		77,900				274.13		3,807				568.33
		924,069				$183.23		354,446				$146.63

	(1) Includes month to month holdover tenants that expired prior to June 30, 2018.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of June 30, 2018. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	46	Second Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	6/30/2018
1998 - 2017 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	96.8
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	89.3
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	92.0
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	98.5
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	62.5
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	79.0
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	98.9
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	76.4
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	98.8
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	100.0
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	94.2
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	3.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		76.4
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	96.4
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	96.6
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	100.0
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	98.8
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.6
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	94.2
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	98.5
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	77.1
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	92.8
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	83.7
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	83.5
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	91.6
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	100.0
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	98.5
					43,133,923	$23,424,130
2018 Acquisitions
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	$266,000	81.6	81.6
					369,000	$266,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	47	Second Quarter 2018

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
					16,178,723	$6,959,650	$430
2016 Sales
Jun-16	388 & 390 Greenwich Street	Downtown	100.0%	Fee Interest	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
					4,949,000	$4,600,000	$929
2017 Sales
Nov-17	1515 Broadway	Times Square	30.0%	Fee Interest	1,750,000	$1,950,000	$1,114
					1,750,000	$1,950,000	$1,114
2018 Sales
Jan-18	600 Lexington Avenue	Grand Central North	100.0%	Fee Interest	303,515	$305,000	$1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.87	Leasehold Interest	674,000	633,000	939
					2,727,515	$2,888,000	$1,059

Supplemental Information	48	Second Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	6/30/2018
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	88.5
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	85.8
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	90.4
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
					3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	White Plains, New York	100.0%	Fee Interest	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
					187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	180,000	$21,000	$117
Jul-17	680 Washington Avenue	Stamford, Connecticut	100.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	100.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
					1,100,600	$317,256	$288
2018 Sales
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0%	Fee Interest	178,000	$12,000	$67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
					818,000	$129,400	$158

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	49	Second Quarter 2018

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	6/30/2018
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	96.1
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	67.5
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	89.0
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	84.7
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	95.8
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	89.6
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	97.6
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	—
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	58.2
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	95.9
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	—
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	42.9
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
					12,164,472	$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Lower Manhattan	100.0%	Fee Interest	9,100	$28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	82.9
					936,458	$787,546
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	50	Second Quarter 2018

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					6,883,021	$4,078,360	$593
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728

2018 Sales
Apr-18	175-225 Third Street	Brooklyn, New York	95.0%	Fee Interest	—	$115,000	$—
June-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
					176,530	$268,000	$1,518

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	51	Second Quarter 2018

EXECUTIVE MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Chief Operating Officer

Marc Holliday	Neil H. Kessner
Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	David M. Schonbraun
Co-Chief Investment Officer
Matthew J. DiLiberto
Chief Financial Officer	Isaac Zion
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Maggie Hui
Chief Accounting Officer
Steven M. Durels
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	52	Second Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, and a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is calculated by subtracting free rent (net of amortization), straight-line rent, FAS 141 rental income from NOI, while adding ground lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.

Debt to Market Capitalization Ratio
Debt to Market Capitalization is a non-GAAP measure that is calculated as the Company’s consolidated debt divided by the Company's estimated market value based upon the quarter-end trading price of the Company’s common stock multiplied by all common shares and operating partnership units outstanding plus the face value of the Company’s preferred equity.
The Company presents the ratio of debt to market capitalization as a measure of the Company’s leverage position relative to the Company’s estimated market value. The Company believes this ratio may provide investors with another measure of the Company’s current leverage position. The debt to market capitalization ratio should be used as one measure of the Company’s leverage position, and this measure is commonly used in the REIT sector; however, such measure may not be comparable to those used by other REITs that do not compute such measure in the same manner. The debt to market capitalization ratio does not represent the Company’s borrowing capacity and should not be considered an alternative measure to the Company’s current lending arrangements.

Supplemental Information	53	Second Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and ground rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

Net income attributable to SL Green common stockholders	$103,556	$8,222	$205,322	$19,573
Add:
Depreciation and amortization	67,914	133,054	137,302	227,188
Joint venture depreciation and noncontrolling interest adjustments	47,308	25,086	95,314	49,419
Net income (loss) attributable to noncontrolling interests	5,759	1,205	11,229	(15,810)
Less:
(Loss) gain on sale of real estate, net	(14,790)	(3,823)	8,731	(3,256)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	72,025	13,089	65,585	15,136
Purchase price fair value adjustment	11,149	—	60,442	—
Depreciable real estate reserve	—	(29,064)	—	(85,336)
Depreciation on non-rental real estate assets	584	564	1,150	1,080
FFO attributable to SL Green common stockholders and noncontrolling interests	$155,569	$186,801	$313,259	$352,746

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Net income	$115,899	$113,823	$38,335	$45,795	$16,015
Interest expense, net of interest income	53,611	47,916	60,933	65,634	64,856
Amortization of deferred financing costs	3,546	3,537	4,297	4,008	3,432
Income taxes	1,092	507	1,432	77	2,201
Depreciation and amortization	67,914	69,388	84,404	91,728	133,054
Gain on sale of marketable securities	—	—	—	—	—
Loss (gain) on sale of real estate	14,790	(23,521)	(76,497)	—	3,823
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(72,025)	6,440	—	(1,030)	(13,089)
Purchase price and other fair value adjustments	(11,149)	(49,293)	—	—	—
Depreciable real estate reserve	—	—	93,184	—	29,064
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	86,089	85,144	66,652	58,096	56,612
EBITDAre	$259,767	$253,941	$272,740	$264,308	$295,968

Supplemental Information	54	Second Quarter 2018

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Operating income and Same-store NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

Net income	$115,899	$16,015	$229,722	$16,939
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(72,025)	(13,089)	(65,585)	(15,136)
Purchase price and other fair value adjustments	(11,149)	—	(60,442)	—
Loss (gain) on sale of real estate, net	14,790	3,823	(8,731)	3,256
Depreciable real estate reserves	—	29,064	—	85,336
Gain on sale of marketable securities	—	—	—	(3,262)
Depreciation and amortization	67,914	133,054	137,302	227,188
Interest expense, net of interest income	53,611	64,856	101,527	130,478
Amortization of deferred financing costs	3,546	3,432	7,083	8,193
Operating income	172,586	237,155	340,876	452,992

Equity in net income from unconsolidated joint ventures	(4,702)	(3,412)	(8,738)	(10,026)
Marketing, general and administrative expense	22,479	24,256	46,007	48,399
Transaction related costs, net	348	46	510	179
Investment income	(49,273)	(60,622)	(94,563)	(100,921)
Non-building revenue	(9,397)	(6,571)	(14,176)	(4,937)
Net operating income (NOI)	132,041	190,852	269,916	385,686

Equity in net income from unconsolidated joint ventures	4,702	3,412	8,738	10,026
SLG share of unconsolidated JV depreciation and amortization	47,565	31,286	95,184	62,501
SLG share of unconsolidated JV interest expense, net of interest income	36,670	22,876	72,450	43,969
SLG share of unconsolidated JV amortization of deferred financing costs	1,752	2,314	3,425	4,935
SLG share of unconsolidated JV loss on early extinguishment of debt	—	—	—	—
SLG share of unconsolidated JV transaction related costs	—	56	—	110
SLG share of unconsolidated JV investment income	(1,708)	(3,916)	(4,794)	(8,746)
SLG share of unconsolidated JV non-building revenue	(1,147)	(950)	(2,148)	(7,179)
NOI including SLG share of unconsolidated JVs	219,875	245,930	442,771	491,302

NOI from other properties/affiliates	(26,009)	(57,631)	(57,138)	(114,927)
Same-Store NOI	193,866	188,299	385,633	376,375

Ground lease straight-line adjustment	524	524	1,048	1,048
Joint Venture ground lease straight-line adjustment	258	277	640	562
Straight-line and free rent	(1,474)	(6,625)	(3,563)	(14,673)
Rental income - FAS 141	(1,238)	(1,121)	(2,921)	(2,315)
Joint Venture straight-line and free rent	(4,052)	(5,163)	(8,411)	(10,672)
Joint Venture rental income - FAS 141	(1,261)	(3,320)	(2,443)	(7,013)
Same-store cash NOI	$186,623	$172,871	$369,983	$343,312

Supplemental Information	55	Second Quarter 2018

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Frank Lee	(415) 352-5679	frank-a.lee@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	56	Second Quarter 2018